PHILLIPS EDISON & COMPANY®

Supplemental Disclosure

Quarter Ended June 30, 2023

Grocery Centered.
Community **Focused.**

Kroger
FOOD & PHARMACY
STOP

Publix
FOOD & PHARMACY

SAFEWAY

Stop&Shop
welcome

SPROUTS
FARMERS MARKET
NATURAL
FOODS

Phillips Edison & Company	2

Introductory Notes

SUPPLEMENTAL INFORMATION
Phillips Edison & Company, Inc. (“we,” the “Company,” “our,” “us,” or "PECO") is one of the nation’s largest owners and operators of omni-channel grocery-anchored neighborhood shopping centers. The enclosed information should be read in conjunction with our filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, our Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under Generally Accepted Accounting Principles (“GAAP”).

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
This supplemental disclosure contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “seek,” “objective,” “goal,” “strategy,” “plan,” “focus,” “priority,” “should,” “could,” “potential,” “possible,” “look forward,” “optimistic,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental disclosure. Such statements include, in particular, statements about the Company’s plans, strategies, and prospects, are based on the current beliefs and expectations of the Company’s management, and are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated. These risks include, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in the Company’s portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) competition from other available properties and the attractiveness of properties in the Company’s portfolio to its tenants; (v) the financial stability of tenants, including, without limitation, the ability of tenants to pay rent; (vi) the Company’s ability to pay down, refinance, restructure, or extend its indebtedness as it becomes due; (vii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (viii) potential liability for environmental matters; (ix) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (x) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax, and other considerations; (xi) changes in tax, real estate, environmental, and zoning laws; (xii) information technology security breaches; (xiii) the Company’s corporate responsibility initiatives; (xiv) the loss of key executives; (xv) the concentration of the Company’s portfolio in a limited number of industries, geographies, or investments; (xvi) the economic, political, and social impact of, and uncertainty relating to, pandemics or other health crises; (xvii) the Company's ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (xviii) the loss or bankruptcy of the Company’s tenants; (xix) to the extent the Company is seeking to dispose of properties, its ability to do so at attractive prices or at all; (xx) the impact of inflation on the Company and its tenants; and (xxi) any of the other risks included in the Company’s SEC filings. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods.

Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in the Company’s 2022 Annual Report on Form 10-K, filed with the SEC on February 21, 2023, which is accessible on the SEC’s website at www.sec.gov. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplement to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting such forward-looking statements.

NOTICE REGARDING NON-GAAP FINANCIAL MEASURES
In addition to GAAP measures, this supplemental disclosure contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures included in our Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. Reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures are included in this supplemental disclosure on pages 15-20 and definitions of our non-GAAP measures are included in our Glossary of Terms on page 61.

Phillips Edison & Company	3

Introductory Notes

PRO RATA FINANCIAL INFORMATION
We may present our consolidated financial information inclusive of our prorated portion owned through unconsolidated joint ventures. The presentation of pro rata financial information has limitations as an analytical tool, which include but are not limited to: (i) amounts shown on individual line items were calculated by applying our overall economic ownership interest percentage determined when applying the equity method of accounting, and may not represent our legal claim to the assets and liabilities, or the revenues and expenses; and (ii) other REITs may use different methodologies for calculating their pro-rata interest. Accordingly, pro-rata financial information should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP.

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FINANCIAL RESULTS
Quarter Ended June 30, 2023

Earnings Release Unaudited
Phillips Edison & Company Reports
Second Quarter 2023 Results and
Raises Full Year Earnings Guidance

CINCINNATI - August 1, 2023 - Phillips Edison & Company, Inc. (Nasdaq: PECO) (“PECO” or the “Company”), one of the nation’s largest owners and operators of grocery-anchored omni-channel neighborhood shopping centers, today reported financial and operating results for the period ended June 30, 2023 and provided updated 2023 earnings guidance. For the three and six months ended June 30, 2023, net income attributable to stockholders was $14.5 million, or $0.12 per diluted share, and $31.1 million, or $0.26, per diluted share, respectively.

Highlights for the Second Quarter Ended June 30, 2023
•Reported Nareit FFO of $75.9 million, or $0.58 per diluted share
•Reported Core FFO of $77.7 million, or $0.59 per diluted share
•Raised 2023 Nareit FFO and Core FFO guidance to a range of $2.27 to $2.32 per diluted share and $2.30 to $2.36 per diluted share, respectively
•Increased same-center NOI year-over-year by 5.3%
•Raised 2023 same-center NOI guidance to a range of 3.75% to 4.50%
•Increased leased portfolio occupancy by 100 basis points year-over-year to a record-high 97.8%
•Executed comparable renewal leases during the quarter at a record-high rent spread of 17.7%
•Executed comparable new leases during the quarter at a rent spread of 25.1%
•Closed on amendments to extend the maturities on its 2024 term loans

Management Commentary
Jeff Edison, Chairman and Chief Executive Officer of PECO stated: “The PECO team delivered another solid quarter of growth with same-center NOI increasing by 5.3%, and our portfolio reached new record highs in occupancy and renewal rent spreads. The continued strength of our operating performance is attributed to our differentiated and focused strategy of exclusively owning grocery-anchored neighborhood shopping centers and our ability to drive results at the property level through our integrated and cycle-tested operating platform, as evidenced by our Neighbor retention rate of 94% during the second quarter. We continue to see strong retailer demand, which we are converting into higher rents, with no current signs of slowing.”

Financial Results for the Second Quarter and Six Months Ended June 30, 2023
Net Income
Second quarter 2023 net income attributable to stockholders totaled $14.5 million, or $0.12 per diluted share, compared to net income of $13.5 million, or $0.12 per diluted share, during the second quarter of 2022.
For the six months ended June 30, 2023, net income attributable to stockholders totaled $31.1 million, or $0.26 per diluted share, compared to net income of $23.6 million, or $0.21 per diluted share, for the same period in 2022.

Nareit FFO
Second quarter 2023 funds from operations attributable to stockholders and operating partnership (“OP”) unit holders as defined by Nareit (“Nareit FFO”) increased 6.7% to $75.9 million, or $0.58 per diluted share, compared to $71.1 million, or $0.55 per diluted share, during the second quarter of 2022.
For the six months ended June 30, 2023, Nareit FFO increased 10.2% to $152.2 million, or $1.15 per diluted share, compared to $138.2 million, or $1.07 per diluted share, during the same period a year ago.

Phillips Edison & Company	6

Earnings Release Unaudited

Core FFO
Second quarter 2023 core funds from operations attributable to stockholders and OP unit holders (“Core FFO”) increased 8.2% to $77.7 million, or $0.59 per diluted share, compared to $71.8 million, or $0.56 per diluted share, during the second quarter of 2022.
For the six months ended June 30, 2023, Core FFO increased 7.9% to $155.9 million, or $1.18 per diluted share, compared to $144.4 million, or $1.12 per diluted share, for the same period in 2022.

Same-Center NOI
Second quarter 2023 same-center net operating income (“NOI”) increased 5.3% to $99.0 million, compared to $94.0 million during the second quarter of 2022.
For the six months ended June 30, 2023, same-center NOI increased 5.1% to $197.5 million, compared to $187.9 million during the same period a year ago.

Portfolio Overview for the Second Quarter and Six Months Ended June 30, 2023
Portfolio Statistics
As of June 30, 2023, PECO’s wholly-owned portfolio consisted of 274 properties, totaling approximately 31.4 million square feet, located in 31 states. This compared to 269 properties, totaling approximately 30.9 million square feet located in 31 states as of June 30, 2022.
Leased portfolio occupancy increased to 97.8% at June 30, 2023, compared to 96.8% at June 30, 2022.
Anchor occupancy increased to 99.4% at June 30, 2023, compared to 98.7% at June 30, 2022, and inline occupancy increased to 94.8% at June 30, 2023, compared to 93.2% at June 30, 2022.

Leasing Activity
During the second quarter of 2023, 285 leases (new, renewal and options) were executed totaling 1.6 million square feet. This compared to 265 leases executed totaling 1.6 million square feet during the second quarter of 2022.
During the six months ended June 30, 2023, 548 leases (new, renewal and options) were executed totaling 2.6 million square feet. This compared to 509 leases executed totaling 2.4 million square feet during the same period in 2022.
Comparable rent spreads during the second quarter of 2023, which compare the percentage increase (or decrease) of new or renewal leases to the expiring lease of a unit that was occupied within the past twelve months, were 25.1% for new leases, 17.7% for renewal leases (excluding options) and 18.9% combined (new and renewal leases only, excluding options).
Comparable rent spreads during the six months ended June 30, 2023 were 26.1% for new leases, 17.0% for renewal leases (excluding options) and 18.5% combined (new and renewal leases only, excluding options).

Transaction Activity
During the second quarter of 2023, one property and two outparcels were sold for $6.3 million. No properties were acquired during the quarter.
During the six months ended June 30, 2023, the Company acquired four properties for $78.7 million.

Balance Sheet Highlights
As of June 30, 2023, PECO had $629.1 million of total liquidity, comprised of $9.9 million of cash, cash equivalents and restricted cash, plus $619.2 million of borrowing capacity available on its $800 million revolving credit facility.
As of June 30, 2023, PECO’s net debt to annualized adjusted EBITDAre was 5.2x. This compared to 5.3x at December 31, 2022.

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Earnings Release Unaudited
Following the July 31, 2023 term loan amendments, PECO’s outstanding debt had a weighted-average interest rate of 3.9% and a weighted-average maturity of 4.6 years when including all extension options, and 81.3% of total debt was fixed-rate debt.

Extension of Term Loans
On July 31, 2023, PECO amended three senior unsecured term loans with a total notional amount of $475.0 million scheduled to mature during 2024. The amended three senior unsecured term loans will have a total notional amount of $484.8 million. The $161.8 million unsecured term loan is scheduled to mature on January 31, 2026, extendable with two one year options to 2028, subject to certain prepayment and other terms and conditions. The $158.0 million and $165.0 million unsecured term loans are scheduled to mature on January 31, 2027. Based on PECO’s current investment grade credit ratings, the term loans are priced at SOFR plus 1.35%, representing no change in pricing from the previous term loan tranches. Through the amendments, PECO has enhanced its already strong liquidity position and extended its well-laddered debt maturity profile.
John Caulfield, Chief Financial Officer of PECO stated: "With no meaningful maturities until 2025, these term loan extensions improve our debt maturity profile while maintaining maximum financial flexibility and our low cost of capital. We appreciate the continued support of our banking partners."
Additional information regarding the amended term loans may be found in the Company’s Form 10-Q for the quarter ended June 30, 2023, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

2023 Guidance
PECO has updated its 2023 earnings guidance, as summarized in the table below, which is based upon the Company’s current view of existing market conditions and assumptions for the year ending December 31, 2023. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.

(in thousands, except per share amounts)	2Q YTD	Updated Full Year 2023 Guidance	Previous Full Year 2023 Guidance
Results:
Net income per share	$0.26	$0.51 - $0.55	$0.47 - $0.52
Nareit FFO per share	$1.15	$2.27 - $2.32	$2.23 - $2.29
Core FFO per share	$1.18	$2.30 - $2.36	$2.28 - $2.34
Same-Center NOI growth	5.1%	3.75% - 4.50%	3.00% - 4.00%
Portfolio Activity:
Acquisitions (net of dispositions)	$72,400	$200,000 - $300,000	$200,000 - $300,000
Development and redevelopment spend	$20,444	$35,000 - $45,000	$50,000 -$60,000
Other:
Interest expense, net	$40,141	$85,000 - $90,000	$85,000 - $90,000
G&A expense	$23,219	$44,000 - $48,000	$44,000 - $48,000
Non-cash revenue items(1)	$8,314	$16,000 - $19,000	$14,000 - $19,000
Adjustments for collectibility	$1,313	$3,000 - $4,000	$3,500 - $4,500
(1)Represents straight-line rental income and net amortization of above- and below-market leases.

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Earnings Release Unaudited
The Company does not provide a reconciliation for same-center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to our results without unreasonable effort.
The following table provides a reconciliation of the range of the Company's 2023 estimated net income to estimated Nareit FFO and Core FFO:

(Unaudited)	Low End	High End
Net income	$0.51	$0.55
Depreciation and amortization of real estate assets	1.74	1.75
Adjustments related to unconsolidated joint ventures	0.02	0.02
Nareit FFO	$2.27	$2.32
Depreciation and amortization of corporate assets	0.01	0.02
Transactions and other	0.02	0.02
Core FFO	$2.30	$2.36

Conference Call Details
PECO plans to host a conference call and webcast on Wednesday, August 2, 2023 at 12:00 p.m. Eastern Time to discuss second quarter 2023 results and provide further business updates. Chairman and Chief Executive Officer Jeff Edison, President Devin Murphy and Chief Financial Officer John Caulfield will host the conference call and webcast. Dial-in and webcast information is below.
Second Quarter 2023 Earnings Conference Call Details:
Date: Wednesday, August 2, 2023
Time: 12:00 p.m. ET
Toll-Free Dial-In Number: (888) 210-4659
International Dial-In Number: (646) 960-0383
Conference ID: 2035308
Webcast: Second Quarter 2023 Webcast Link
An audio replay will be available approximately one hour after the conclusion of the conference call using the webcast link above.
For more information on the Company’s financial results, please refer to the Company’s Form 10-Q for the quarter ended June 30, 2023.

Connect with PECO
For additional information, please visit https://www.phillipsedison.com/
Follow PECO on:
•Twitter at https://twitter.com/PhillipsEdison
•Facebook at https://www.facebook.com/phillipsedison.co
•Instagram at https://www.instagram.com/phillips.edison/; and
•Find PECO on LinkedIn at https://www.linkedin.com/company/phillipsedison&company

About Phillips Edison & Company
Phillips Edison & Company, Inc. (“PECO”) is one of the nation’s largest owners and operators of omni-channel grocery-anchored shopping centers. Founded in 1991, PECO has generated strong results through its vertically-integrated operating platform and national footprint of well-occupied shopping centers. PECO’s centers feature a mix of national and regional retailers providing necessity-based goods and services in fundamentally strong markets throughout the United States. PECO’s top grocery anchors include Kroger, Publix, Albertsons and Ahold

Phillips Edison & Company	9

Earnings Release Unaudited
Delhaize. As of June 30, 2023, PECO managed 294 shopping centers, including 274 wholly-owned centers comprising 31.4 million square feet across 31 states and 20 shopping centers owned in one institutional joint venture. PECO is exclusively focused on creating great omni-channel, grocery-anchored shopping experiences and improving communities, one neighborhood shopping center at a time.

PECO uses, and intends to continue to use, its Investors website, which can be found at https://investors.phillipsedison.com, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD.

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Overview of Results Unaudited, in thousands (excluding per share and per square foot amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

SUMMARY FINANCIAL RESULTS
Total revenues (page 14)	$152,137	$142,516	$303,201	$284,679
Net income attributable to stockholders (page 14)	14,451	13,528	31,070	23,607
Net income per share - basic and diluted (page 14)	$0.12	$0.12	$0.26	$0.21
Same-Center NOI (page 20)	98,968	93,963	197,464	187,899
Adjusted EBITDAre (page 18)	98,781	89,234	196,787	179,507
Nareit FFO (page 16)	75,894	71,125	152,239	138,180
Nareit FFO per share - diluted (page 16)	$0.58	$0.55	$1.15	$1.07
Core FFO (page 16)	77,705	71,838	155,859	144,401
Core FFO per share - diluted (page 16)	$0.59	$0.56	$1.18	$1.12

SUMMARY OF FINANCIAL AND OPERATING RATIOS
Same-Center NOI margin (page 20)	72.4%	72.7%	72.0%	72.0%
Same-Center NOI change (page 20)(1)	5.3%	4.3%	5.1%	5.5%

LEASING RESULTS
Comparable rent spreads - new leases (page 40)(2)	25.1%	39.0%	26.1%	36.6%
Comparable rent spreads - renewals (page 40)(2)	17.7%	14.4%	17.0%	14.6%
Portfolio retention rate	93.8%	92.1%	94.4%	90.6%

			As of June 30,
			2023	2022

OUTSTANDING STOCK AND PARTNERSHIP UNITS
Common stock outstanding			117,443	115,782
Operating Partnership (OP) units outstanding			14,134	14,560

SUMMARY PORTFOLIO STATISTICS(2)
Number of properties			274	269
GLA (page 42)			31,378	30,935
Leased occupancy (page 36)			97.8%	96.8%
Economic occupancy (page 36)			97.2%	96.2%
Leased ABR PSF (page 36)			$14.64	$14.06
Leased Anchor ABR PSF (page 36)			$9.97	$9.83
Leased Inline ABR PSF (page 36)			$23.95	$22.66
(1)Reflects Same-Center NOI change as initially reported for the specified period.
(2)Statistics represent our wholly-owned properties.

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FINANCIAL SUMMARY
Quarter Ended June 30, 2023

Consolidated Balance Sheets Condensed and Unaudited, in thousands (excluding per share amounts)

	June 30, 2023	December 31, 2022

ASSETS
Investment in real estate:
Land and improvements	$1,703,349	$1,674,133
Building and improvements	3,653,088	3,572,146
In-place lease assets	477,974	471,507
Above-market lease assets	72,350	71,954
Total investment in real estate assets	5,906,761	5,789,740
Accumulated depreciation and amortization	(1,429,070)	(1,316,743)
Net investment in real estate assets	4,477,691	4,472,997
Investment in unconsolidated joint ventures	26,064	27,201
Total investment in real estate assets, net	4,503,755	4,500,198
Cash and cash equivalents	5,564	5,478
Restricted cash	4,352	11,871
Goodwill	29,066	29,066
Other assets, net	198,274	188,879
Total assets	$4,741,011	$4,735,492

LIABILITIES AND EQUITY
Liabilities:
Debt obligations, net	$1,951,186	$1,896,594
Below-market lease liabilities, net	108,190	109,799
Accounts payable and other liabilities	98,187	113,185
Deferred income	21,700	18,481
Total liabilities	2,179,263	2,138,059
Equity:
Preferred stock, $0.01 par value per share, 10,000 shares authorized as of June 30, 2023 and December 31, 2022	—	—
Common stock, $0.01 par value per share, 1,000,000 shares authorized, 117,443 and 117,126 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	1,174	1,171
Additional paid-in capital	3,387,764	3,383,978
Accumulated other comprehensive income	21,059	21,003
Accumulated deficit	(1,204,714)	(1,169,665)
Total stockholders’ equity	2,205,283	2,236,487
Noncontrolling interests	356,465	360,946
Total equity	2,561,748	2,597,433
Total liabilities and equity	$4,741,011	$4,735,492

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Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

REVENUES
Rental income	$148,980	$137,230	$296,708	$275,978
Fees and management income	2,546	4,781	5,024	7,242
Other property income	611	505	1,469	1,459
Total revenues	152,137	142,516	303,201	284,679

OPERATING EXPENSES
Property operating	24,674	22,852	49,736	46,172
Real estate taxes	18,397	16,473	36,453	33,964
General and administrative	11,686	11,376	23,219	22,908
Depreciation and amortization	59,667	60,769	118,165	117,995
Total operating expenses	114,424	111,470	227,573	221,039

OTHER
Interest expense, net	(20,675)	(17,127)	(40,141)	(35,326)
Gain on disposal of property, net	75	2,793	1,017	4,161
Other expense, net	(904)	(1,457)	(1,659)	(5,822)
Net income	16,209	15,255	34,845	26,653
Net income attributable to noncontrolling interests	(1,758)	(1,727)	(3,775)	(3,046)
Net income attributable to stockholders	$14,451	$13,528	$31,070	$23,607

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.12	$0.12	$0.26	$0.21

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Consolidated Statements of Operations Condensed and Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022

REVENUES
Rental income	$148,980	$147,728	$141,703	$142,857	$137,230
Fees and management income	2,546	2,478	2,218	2,081	4,781
Other property income	611	858	1,118	716	505
Total revenues	152,137	151,064	145,039	145,654	142,516

OPERATING EXPENSES
Property operating	24,674	25,062	26,098	23,089	22,852
Real estate taxes	18,397	18,056	15,859	18,041	16,473
General and administrative	11,686	11,533	11,484	10,843	11,376
Depreciation and amortization	59,667	58,498	58,216	60,013	60,769
Impairment of real estate assets	—	—	322	—	—
Total operating expenses	114,424	113,149	111,979	111,986	111,470

OTHER
Interest expense, net	(20,675)	(19,466)	(18,301)	(17,569)	(17,127)
Gain (loss) on disposal of property, net	75	942	3,366	(10)	2,793
Other expense, net	(904)	(755)	(2,422)	(3,916)	(1,457)
Net income	16,209	18,636	15,703	12,173	15,255
Net income attributable to noncontrolling interests	(1,758)	(2,017)	(2,025)	(1,135)	(1,727)
Net income attributable to stockholders	$14,451	$16,619	$13,678	$11,038	$13,528

EARNINGS PER SHARE OF COMMON STOCK
Net income per share attributable to stockholders - basic and diluted	$0.12	$0.14	$0.12	$0.09	$0.12

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Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$16,209	$15,255	$34,845	$26,653
Adjustments:
Depreciation and amortization of real estate assets	59,115	59,849	117,068	116,169
Gain on disposal of property, net	(75)	(2,793)	(1,017)	(4,161)
Adjustments related to unconsolidated joint ventures	645	(1,186)	1,343	(481)
Nareit FFO attributable to stockholders and OP unit holders	$75,894	$71,125	$152,239	$138,180

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$75,894	$71,125	$152,239	$138,180
Adjustments:
Depreciation and amortization of corporate assets	552	920	1,097	1,826
Change in fair value of earn-out liability	—	—	—	1,809
Transaction and acquisition expenses	1,261	2,035	2,599	4,080
(Gain) loss on extinguishment or modification of debt and other, net	(9)	129	(9)	1,029
Amortization of unconsolidated joint venture basis differences	7	175	8	219
Realized performance income(1)	—	(2,546)	(75)	(2,742)
Core FFO attributable to stockholders and OP unit holders	$77,705	$71,838	$155,859	$144,401

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$77,705	$71,838	$155,859	$144,401
Adjustments:
Net amortization of above-market contracts	(125)	—	(250)	—
Straight-line rent and above- and below-market leases	(4,520)	(4,406)	(8,314)	(7,226)
Non-cash debt adjustments	1,632	1,443	3,195	2,831
Capital expenditures and leasing commissions(2)	(15,533)	(11,898)	(28,674)	(25,674)
Non-cash share-based compensation expense	2,700	2,005	4,705	4,238
Adjustments related to unconsolidated joint ventures	(256)	(139)	(394)	(231)
Adjusted FFO attributable to stockholders and OP unit holders	$61,603	$58,843	$126,127	$118,339

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	131,887	129,117	132,004	128,857
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.58	$0.55	$1.15	$1.07
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.59	$0.56	$1.18	$1.12
(1)Realized performance income includes fees received related to the achievement of certain performance targets in our NRP joint venture.
(2)Excludes development and redevelopment projects.

Phillips Edison & Company	16

Nareit FFO, Core FFO, and Adjusted FFO Unaudited, in thousands (excluding per share amounts)

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022

CALCULATION OF NAREIT FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Net income	$16,209	$18,636	$15,703	$12,173	$15,255
Adjustments:
Depreciation and amortization of real estate assets	59,115	57,953	57,266	59,136	59,849
Impairment of real estate assets	—	—	322	—	—
(Gain) loss on disposal of property, net	(75)	(942)	(3,366)	10	(2,793)
Adjustments related to unconsolidated joint ventures	645	698	661	662	(1,186)
Nareit FFO attributable to stockholders and OP unit holders	$75,894	$76,345	$70,586	$71,981	$71,125

CALCULATION OF CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Nareit FFO attributable to stockholders and OP unit holders	$75,894	$76,345	$70,586	$71,981	$71,125
Adjustments:
Depreciation and amortization of corporate assets	552	545	950	877	920
Transaction and acquisition expenses	1,261	1,338	2,731	3,740	2,035
(Gain) loss on extinguishment or modification of debt and other, net	(9)	—	—	(4)	129
Amortization of unconsolidated joint venture basis differences	7	1	—	1	175
Realized performance income(1)	—	(75)	—	—	(2,546)
Core FFO attributable to stockholders and OP unit holders	$77,705	$78,154	$74,267	$76,595	$71,838

CALCULATION OF ADJUSTED FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS
Core FFO attributable to stockholders and OP unit holders	$77,705	$78,154	$74,267	$76,595	$71,838
Adjustments:
Net amortization of above-market contracts	(125)	(125)	—	—	—
Straight-line rent and above- and below-market leases	(4,520)	(3,794)	(4,377)	(5,022)	(4,406)
Non-cash debt adjustments	1,632	1,563	1,529	1,524	1,443
Capital expenditures and leasing commissions(2)	(15,533)	(13,141)	(13,512)	(17,296)	(11,898)
Non-cash share-based compensation expense	2,700	2,005	2,488	2,502	2,005
Adjustments related to unconsolidated joint ventures	(256)	(138)	(146)	(236)	(139)
Adjusted FFO attributable to stockholders and OP unit holders	$61,603	$64,524	$60,249	$58,067	$58,843

NAREIT FFO/CORE FFO ATTRIBUTABLE TO STOCKHOLDERS AND OP UNIT HOLDERS PER DILUTED SHARE
Weighted-average shares of common stock outstanding - diluted	131,887	131,943	131,781	131,593	129,117
Nareit FFO attributable to stockholders and OP unit holders per share - diluted	$0.58	$0.58	$0.54	$0.55	$0.55
Core FFO attributable to stockholders and OP unit holders per share - diluted	$0.59	$0.59	$0.56	$0.58	$0.56
(1)Realized performance income includes fees received related to the achievement of certain performance targets in our NRP joint venture.
(2)Excludes development and redevelopment projects.

Phillips Edison & Company	17

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

CALCULATION OF EBITDAre
Net income	$16,209	$15,255	$34,845	$26,653
Adjustments:
Depreciation and amortization	59,667	60,769	118,165	117,995
Interest expense, net	20,675	17,127	40,141	35,326
Gain on disposal of property, net	(75)	(2,793)	(1,017)	(4,161)
Federal, state, and local tax expense	119	97	237	194
Adjustments related to unconsolidated joint ventures	918	(885)	1,884	134
EBITDAre	$97,513	$89,570	$194,255	$176,141

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$97,513	$89,570	$194,255	$176,141
Adjustments:
Change in fair value of earn-out liability	—	—	—	1,809
Transaction and acquisition expenses	1,261	2,035	2,599	4,080
Amortization of unconsolidated joint venture basis differences	7	175	8	219
Realized performance income(1)	—	(2,546)	(75)	(2,742)
Adjusted EBITDAre	$98,781	$89,234	$196,787	$179,507
(1)Realized performance income includes fees received related to the achievement of certain performance targets in our NRP joint venture.

Phillips Edison & Company	18

EBITDAre Metrics Unaudited, in thousands

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022

CALCULATION OF EBITDAre
Net income	$16,209	$18,636	$15,703	$12,173	$15,255
Adjustments:
Depreciation and amortization	59,667	58,498	58,216	60,013	60,769
Interest expense, net	20,675	19,466	18,301	17,569	17,127
(Gain) loss on disposal of property, net	(75)	(942)	(3,366)	10	(2,793)
Impairment of real estate assets	—	—	322	—	—
Federal, state, and local tax expense	119	118	433	179	97
Adjustments related to unconsolidated joint ventures	918	966	926	927	(885)
EBITDAre	$97,513	$96,742	$90,535	$90,871	$89,570

CALCULATION OF ADJUSTED EBITDAre
EBITDAre	$97,513	$96,742	$90,535	$90,871	$89,570
Adjustments:
Transaction and acquisition expenses	1,261	1,338	2,731	3,740	2,035
Amortization of unconsolidated joint venture basis differences	7	1	—	1	175
Realized performance income(1)	—	(75)	—	—	(2,546)
Adjusted EBITDAre	$98,781	$98,006	$93,266	$94,612	$89,234
(1)Realized performance income includes fees received related to the achievement of certain performance targets in our NRP joint venture.

Phillips Edison & Company	19

Same-Center Net Operating Income Unaudited, in thousands

	Three Months Ended June 30,		Favorable (Unfavorable) % Change	Six Months Ended June 30,		Favorable (Unfavorable) % Change
	2023	2022		2023	2022
SAME-CENTER NOI(1)
Revenues:
Rental income(2)	$102,927	$98,497		$206,508	$197,183
Tenant recovery income	33,567	30,063		67,461	63,210
Reserves for uncollectibility(3)	(357)	177		(1,269)	(661)
Other property income	568	466		1,368	1,366
Total revenues	136,705	129,203	5.8%	274,068	261,098	5.0%
Operating expenses:
Property operating expenses	20,396	19,186		41,934	39,866
Real estate taxes	17,341	16,054		34,670	33,333
Total operating expenses	37,737	35,240	(7.1)%	76,604	73,199	(4.7)%
Total Same-Center NOI	$98,968	$93,963	5.3%	$197,464	$187,899	5.1%

Same-Center NOI margin	72.4%	72.7%		72.0%	72.0%

(1)Same-Center NOI represents the NOI for the 262 properties that were wholly-owned and operational for the entire portion of all comparable reporting periods.
(2)Excludes straight-line rental income, net amortization of above- and below-market leases, and lease buyout income.
(3)Includes billings that will not be recognized as revenue until cash is collected or the Neighbor resumes regular payments and/or we deem it appropriate to resume recording revenue on an accrual basis, rather than on a cash basis.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
RECONCILIATION OF NET INCOME TO NOI AND SAME-CENTER NOI
Net income	$16,209	$15,255	$34,845	$26,653
Adjusted to exclude:
Fees and management income	(2,546)	(4,781)	(5,024)	(7,242)
Straight-line rental income(1)	(3,284)	(3,319)	(5,864)	(5,128)
Net amortization of above- and below-market leases	(1,262)	(1,078)	(2,490)	(2,080)
Lease buyout income	(74)	(176)	(429)	(2,141)
General and administrative expenses	11,686	11,376	23,219	22,908
Depreciation and amortization	59,667	60,769	118,165	117,995
Interest expense, net	20,675	17,127	40,141	35,326
Gain on disposal of property, net	(75)	(2,793)	(1,017)	(4,161)
Other expense, net	904	1,457	1,659	5,822
Property operating expenses related to fees and management income	711	1,287	1,026	2,357
NOI for real estate investments	102,611	95,124	204,231	190,309
Less: Non-same-center NOI(2)	(3,643)	(1,161)	(6,767)	(2,410)
Total Same-Center NOI	$98,968	$93,963	$197,464	$187,899
(1)Includes straight-line rent adjustments for Neighbors for whom revenue is being recorded on a cash basis.
(2)Includes operating revenues and expenses from non-same-center properties which includes properties acquired or sold and corporate activities.

Phillips Edison & Company	20

Joint Venture Portfolio and Financial Summary Unaudited, dollars and square feet in thousands

UNCONSOLIDATED JOINT VENTURE PORTFOLIO SUMMARY

		As of June 30, 2023
Joint Venture	Investment Partner	Ownership Percentage	Number of Shopping Centers	ABR	GLA
Grocery Retail Partners I LLC ("GRP I")	The Northwestern Mutual Life Insurance Company	14%	20	$31,350	2,213

UNCONSOLIDATED JOINT VENTURE FINANCIAL SUMMARY

	As of June 30, 2023
	GRP I	NRP(1)
Total assets	$370,558	$628
Gross debt	174,026	—
Pro rata share of debt	24,358		—

		Six Months Ended June 30, 2023
		GRP I	NRP(1)
Pro rata share of Nareit FFO(2)		$1,425	$(15)
Pro rata share of NOI(2)		2,046	—
(1)During the second quarter of 2022, the final property in the NRP joint venture was sold, and the outstanding debt balance was repaid. PECO's ownership percentage of the joint venture is 20%.
(2)PECO's shares of our unconsolidated joint ventures' Nareit FFO and NOI results are all calculated based upon the respective ownership percentages presented in Unconsolidated Joint Venture Portfolio Summary table above.

Phillips Edison & Company	21

Supplemental Balance Sheets Detail Unaudited, in thousands

	June 30, 2023	December 31, 2022

OTHER ASSETS, NET
Deferred leasing commissions and costs	$51,652	$49,687
Deferred financing expenses(1)	8,984	8,984
Office equipment, capital lease assets, and other	23,385	23,051
Corporate intangible assets	6,685	6,692
Total depreciable and amortizable assets	90,706	88,414
Accumulated depreciation and amortization	(50,473)	(47,483)
Net depreciable and amortizable assets	40,233	40,931
Accounts receivable, net(2)	43,017	37,274
Accounts receivable - affiliates	798	513
Deferred rent receivable, net(3)	57,954	52,141
Derivative assets	25,231	25,853
Prepaid expenses and other	12,638	14,575
Investment in third parties	9,901	9,800
Investment in marketable securities	8,502	7,792
Total other assets, net	$198,274	$188,879

ACCOUNTS PAYABLE AND OTHER LIABILITIES
Accounts payable trade and other accruals	$29,380	$34,431
Accrued real estate taxes	29,037	30,979
Security deposits	14,500	14,170
Distribution accrual	1,062	1,048
Accrued compensation	8,349	14,210
Accrued interest	9,138	8,192
Capital expenditure accrual	6,684	9,834
Accrued income taxes and deferred tax liabilities, net	37	321
Total accounts payable and other liabilities	$98,187	$113,185
(1)Deferred financing expenses per the above table are related to our revolving credit facility, and as such we have elected to classify them as an asset rather than as a contra-liability.
(2)Net of $3.2 million and $3.0 million of general reserves for uncollectible amounts as of June 30, 2023 and December 31, 2022, respectively. Receivables that were removed for Neighbors considered to be non-creditworthy were $6.5 million and $6.2 million as of June 30, 2023 and December 31, 2022, respectively.
(3)Net of $4.1 million and $4.2 million of receivables removed as of June 30, 2023 and December 31, 2022, respectively, related to straight-line rent for Neighbors previously or currently considered to be non-creditworthy.

Phillips Edison & Company	22

Supplemental Statements of Operations Detail Unaudited, in thousands

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

REVENUES
Rental income(1)	$109,149	$101,395	$218,032	$202,527
Recovery income(1)	35,760	31,199	71,504	65,044
Straight-line rent amortization	3,148	3,170	5,591	4,865
Amortization of lease assets	1,249	1,062	2,465	2,054
Lease buyout income	74	177	429	2,141
Adjustments for collectibility(2)(3)	(400)	227	(1,313)	(653)
Fees and management income	2,546	4,781	5,024	7,242
Other property income	611	505	1,469	1,459
Total revenues	$152,137	$142,516	$303,201	$284,679
(1)Includes income related to lease payments before assessing for collectibility.
(2)Includes revenue adjustments for non-creditworthy Neighbors.
(3)Contains general reserves but excludes reserves for straight-line rent amortization; includes recovery of previous revenue reserved.

INTEREST EXPENSE, NET
Interest on unsecured term loans and senior notes, net	$11,538	$9,512	$22,830	$19,428
Interest on secured debt	4,666	5,147	9,554	10,678
Interest on revolving credit facility, net	2,756	521	4,324	768
Non-cash amortization and other(1)	1,724	1,818	3,442	3,423
(Gain) loss on extinguishment or modification of debt and other, net(2)	(9)	129	(9)	1,029
Total interest expense, net	$20,675	$17,127	$40,141	$35,326
(1)Amortization of debt-related items includes items such as deferred financing expenses, assumed market debt, and derivative adjustments, net.
(2)Includes defeasance fees related to early repayments of debt.

OTHER EXPENSE, NET
Transaction and acquisition expenses	$(1,261)	$(2,035)	$(2,599)	$(4,080)
Federal, state, and local income tax expense	(119)	(97)	(237)	(194)
Equity in net income of unconsolidated joint ventures	105	1,228	195	1,174
Increase in fair value of earn-out liability	—	—	—	(1,809)
Other	371	(553)	982	(913)
Total other expense, net	$(904)	$(1,457)	$(1,659)	$(5,822)

Phillips Edison & Company	23

Capital Expenditures Unaudited, in thousands

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

CAPITAL EXPENDITURES FOR REAL ESTATE(1)(2)
Capital improvements	$6,081	$3,025	$9,790	$4,822
Tenant improvements	6,429	4,664	12,848	11,924
Redevelopment and development	8,467	14,596	20,444	22,590
Total capital expenditures for real estate	$20,977	$22,285	$43,082	$39,336
Corporate asset capital expenditures	128	1,167	493	2,085
Capitalized indirect costs(3)	969	886	2,183	1,525
Total capital spending activity	$22,074	$24,338	$45,758	$42,946

Cash paid for leasing commissions	$1,948	$1,811	$3,254	$3,921
(1)Includes landlord work.
(2)Amounts reported are net of insurance proceeds for property damage claims for the three and six months ended June 30, 2023.
(3)Amount includes internal salaries and related benefits of personnel who work directly on capital projects as well as capitalized interest expense.

Phillips Edison & Company	24

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield

GROUND UP EXPANSION DEVELOPMENT
Cinco Ranch at Market Center	Katy, TX	Construction of a 7K SF multi-tenant outparcel 100% leased with Chipotle, Floyd's 99 Barbershop, Cup Bop, Handel's Ice Cream	Q3 2023	$3,589	$573	$4,163
Sunset Shopping Center	Corvallis, OR	Construction of a 2K SF single tenant outparcel 100% leased with Starbucks	Q4 2023	1,505	359	1,865
New Prague Commons	New Prague, MN	Construction of a 5K SF inline expansion 75% leased with Edward Jones, New Prague Tobacco	Q4 2023	1,178	298	1,476
Shasta Crossroads	Redding, CA	Construction of a 4K SF multi-tenant outparcel 100% leased with Panera	Q4 2023	428	2,334	2,762
Oak Mill Plaza	Niles, IL	Construction of a 5K SF multi-tenant outparcel 74% leased with Starbucks, Buffalo Wild Wings Go	Q1 2024	2,755	718	3,473
Southern Palms	Tempe, AZ	Construction of a 2K SF single tenant outparcel 100% leased with Starbucks	Q2 2024	566	1,339	1,905
Northstar Marketplace	Ramsey, MN	Construction of a 7K SF multi-tenant outparcel	Q4 2024	2,385	749	3,134

Total				$12,406	$6,370	$18,778	7%-9%

Phillips Edison & Company	25

Active Capital Projects Unaudited, dollars in thousands

Project	Location	Description	Target Stabilization Quarter(1)	Incurred to Date	Future Spend	Total Estimated Costs	Estimated Project Yield
REDEVELOPMENT
Shoregate Town Center	Willowick, OH	Remerchandise former Pat Catans with Goodwill	Q3 2023	$674	$1,173	$1,847
Loganville Town Center	Loganville, GA	Purchase and repositioning of single tenant outparcel into multi-tenant. 100% leased with First Watch, Sage Dental	Q3 2023	3,032	434	3,466
The Oaks	Hudson, FL	Multi-phase Repositioning project with EOS Fitness, Ross, Five Below	Q4 2023	3,794	6,442	10,236
Duck Creek Plaza	Bettendorf, IA	Remerchandise former Schnuck's with Malibu Jacks	Q1 2024	1,340	1,821	3,161

Total				$8,840	$9,870	$18,710	9%-15%
Active Projects Total				$21,246	$16,240	$37,488	9%-12%

2023 STABILIZED PROJECTS	7					$21,415	10%
(1)The timing of our projects and the targeted stabilization quarter may be impacted by factors outside of our control.

Phillips Edison & Company	26

Capitalization and Debt Ratios Unaudited, in thousands (excluding per share amounts and leverage ratios)

	June 30, 2023	December 31, 2022

EQUITY CAPITALIZATION
Common stock outstanding	117,443	117,126
OP units outstanding	14,134	14,099
Total shares and units outstanding	131,577	131,225
Share price	$34.08	$31.84
Total equity market capitalization	$4,484,144	$4,178,204

DEBT
Debt obligations, net	$1,951,186	$1,896,594
Add: Discount on notes payable	6,654	7,001
Add: Market debt adjustments, net	1,314	1,226
Add: Deferred financing expenses, net	6,866	7,963
Total debt - gross	1,966,020	1,912,784
Less: Cash and cash equivalents	5,564	5,478
Total net debt - consolidated	1,960,456	1,907,306
Add: Prorated share from unconsolidated joint ventures	24,059	24,096
Total net debt	$1,984,515	$1,931,402

ENTERPRISE VALUE
Total net debt	$1,984,515	$1,931,402
Total equity market capitalization	4,484,144	4,178,204
Total enterprise value	$6,468,659	$6,109,606

FINANCIAL LEVERAGE RATIOS
Net debt to Adjusted EBITDAre - annualized:
Net debt	$1,984,515	$1,931,402
Adjusted EBITDAre - annualized(1)	384,665	367,385
Net debt to Adjusted EBITDAre - annualized	5.2x	5.3x

Net debt to total enterprise value:
Net debt	$1,984,515	$1,931,402
Total enterprise value	6,468,659	6,109,606
Net debt to total enterprise value	30.7%	31.6%
(1)Adjusted EBITDAre is based on a trailing twelve month period.

Phillips Edison & Company	27

Summary of Outstanding Debt Unaudited, dollars in thousands

	Outstanding Balance	Contractual Interest Rate	Maturity Date	Percent of Total Indebtedness

SECURED DEBT
Individual property mortgages	$97,564	3.45% - 6.43%	2024 - 2031	5%
Secured pool due 2027 (15 assets)	195,000	3.52%	2027	10%
Secured pool due 2030 (16 assets)	200,000	3.35%	2030	10%
Total secured debt	$492,564			25%

UNSECURED DEBT
Revolving credit facility(1)(3)	$168,000	SOFR + 1.14%	2026	9%
Term loan due 2025(1)	240,000	SOFR + 1.29%	2025	12%
Term loan due 2026(1)	240,000	SOFR + 1.29%	2026	12%
Term loan due 2026(2)(3)	161,750	SOFR + 1.35%	2026	8%
Term loan due 2027(2)	165,000	SOFR + 1.35%	2027	8%
Term loan due 2027(2)	158,000	SOFR + 1.35%	2027	8%
Senior unsecured note due 2031	350,000	2.63%	2031	18%
Total unsecured debt(2)	$1,482,750			75%

Finance leases, net	456

Total debt obligations(2)	$1,975,770

Assumed market debt adjustments, net	$(1,314)
Discount on notes payable	(6,654)
Deferred financing expenses, net	(12,776)
Debt obligations, net	$1,955,026

	Notional Amount	Fixed Rate

SOFR INTEREST RATE SWAPS(4)
Interest rate swap expiring September 2023	255,000	1.30%
Interest rate swap expiring October 2024	200,000	2.19%
Interest rate swap expiring September 2024	175,000	2.17%
Interest rate swap expiring November 2025	125,000	2.94%
Total notional amount	$755,000
(1) Reflects a 1 basis point reduction due to the achievement of certain sustainability metric targets.
(2) Includes the impact of debt activity subsequent to quarter end.
(3) Excludes the impact of options to extend debt maturities. The revolving line of credit has two six month extension options with an outside date of 2027 and the unsecured term loan has two one year options with an outside date of 2028.
(4) Does not include the $200 million SOFR swap with a 3.359% interest rate that becomes effective September 15, 2023.

Phillips Edison & Company	28

Debt Overview and Schedule of Maturities Unaudited, dollars in thousands

	Secured Debt			Unsecured Debt
Maturity Year	Scheduled Mortgage Principal Payments	Mortgage Loans	Secured Portfolio Loans	Unsecured Term Loans	Senior Unsecured Notes	Revolving Line of Credit	Total Consolidated Debt	Pro Rata Share of JV Debt	Total Debt	Weighted-Average Interest Rate(1)
2023	$1,883	$—	$—	$—	$—	$—	$1,883	$—	$1,883	—%
2024	2,996	25,130	—	—	—	—	28,126	—	28,126	5.1%
2025	1,956	35,680	—	240,000	—	—	277,636	—	277,636	3.7%
2026	1,908	—	—	240,000	—	—	241,908	24,358	266,266	5.9%
2027	1,905	3,690	195,000	323,000	—	168,000	691,595	—	691,595	4.0%
2028	767	16,600	—	161,750	—	—	179,117	—	179,117	3.2%
2029	805	—	—	—	—	—	805	—	805	—%
2030	844	—	200,000	—	—	—	200,844	—	200,844	3.4%
2031	560	2,840	—	—	350,000	—	353,400	—	353,400	2.7%
Net debt market adjustments / discounts / issuance costs	—	—	—	—	—	—	(20,744)	(642)	(21,386)	N/A
Finance leases	—	—	—	—	—	—	456	—	456	N/A
Total(2)	$13,624	$83,940	$395,000	$964,750	$350,000	$168,000	$1,955,026	$23,716	$1,978,742	3.9%

			Weighted-Average
	Total Debt	Percent of Total Indebtedness	Effective Interest Rate(1)	Years to Maturity(2)
Fixed rate debt(1)	$1,597,564	79.9%	3.2%	6.4
Variable rate debt	377,750	18.9%	6.5%	3.4
Net debt premiums / issuance costs	(20,744)	N/A	N/A	N/A
Finance leases	456	N/A	N/A	N/A
Total consolidated debt	$1,955,026	98.8%	3.9%	4.6
Pro rata share of JV Debt	24,358	1.2%	3.6%	3.3
Net debt premiums / issuance costs of JV Debt	(642)	N/A	N/A	N/A
Total consolidated + JV debt	$1,978,742	100.0%	3.9%	4.6
(1)Includes the impact of debt activity subsequent to quarter end and includes the impact of $755,000 of interest rate swaps with a weighted-average SOFR swap rate of 2.0%; see detail on previous page.
(2)Includes the impact of options to extend debt maturities. The revolving line of credit has two six month extension options with an outside date of 2027 and the unsecured term loan has two one year options with an outside date of 2028.

Phillips Edison & Company	29

Debt Covenants Unaudited, dollars in thousands

UNSECURED CREDIT FACILITY AND TERM LOANS DUE 2024, 2025, AND 2026
	Covenant	June 30, 2023
LEVERAGE RATIO
Total Indebtedness		$1,978,981
Total Asset Value		$6,471,301
Leverage Ratio	=<60%	30.6%

SECURED LEVERAGE RATIO
Total Secured Indebtedness		$517,379
Total Asset Value		$6,471,301
Secured Leverage Ratio	=<35%	8.0%

FIXED CHARGE COVERAGE RATIO
Adjusted EBITDA		$360,266
Total Fixed Charges		$77,185
Fixed Charge Coverage Ratio	>1.5x	4.67x

MAXIMUM UNSECURED INDEBTEDNESS TO UNENCUMBERED ASSET VALUE
Total Unsecured Indebtedness		$1,486,833
Unencumbered Asset Value		$5,174,803
Unsecured Indebtedness to Unencumbered Asset Value	=<60%	28.7%

MINIMUM UNENCUMBERED NOI TO INTEREST EXPENSE
Unencumbered NOI		$336,565
Interest Expense for Unsecured Indebtedness		$51,716
Unencumbered NOI to Interest Expense	>=1.75x	6.51x

DIVIDEND PAYOUT RATIO
Distributions		$147,368
Funds From Operations		$307,386
Dividend Payout Ratio	<95%	47.9%

SENIOR UNSECURED NOTES DUE 2031
	Covenant	June 30, 2023
AGGREGATE DEBT TEST
Total Indebtedness		$1,978,791
Total Asset Value		$5,843,551
Aggregate Debt Test	<65%	33.9%

SECURED DEBT TEST
Total Secured Indebtedness		$493,021
Total Asset Value		$5,843,551
Secured Debt Test	<40%	8.4%

DEBT SERVICE TEST
Consolidated EBITDA		$381,936
Annual Debt Service Charge		$70,464
Debt Service Test	>1.5x	5.42x

MAINTENANCE OF TOTAL UNENCUMBERED ASSETS
Unencumbered Asset Value		$4,825,177
Total Unsecured Indebtedness		$1,485,771
MAINTENANCE OF TOTAL UNENCUMBERED ASSETS	>150%	325%

Note: Calculations are per covenant definitions as set forth in the applicable debt agreements.

Phillips Edison & Company	30

TRANSACTIONAL SUMMARY
Quarter Ended June 30, 2023

Acquisition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Contract Price	Leased Occupancy at Acquisition	Grocery Anchor
1/19/2023	Providence Commons	Mt. Juliet, TN	110,137	$27,100	100.0%	Publix
3/16/2023	Village Shoppes at Windermere	Suwanee, GA	73,442	19,550	93.2%	Publix
3/27/2023	Town Center at Jensen Beach	Jensen Beach, FL	109,326	17,200	83.8%	Publix
3/27/2023	Shops at Sunset Lakes	Miramar, FL	70,288	14,800	96.8%	Publix
Total acquisitions			363,193	$78,650

Weighted-average cap rate(1)		6.3%

(1) Weighted average cap rates exclude non-income producing assets.

Disposition Summary Unaudited, dollars in thousands

Date	Property Name	Location	Total GLA	Sale Price	Leased Occupancy at Disposition	Grocery Anchor
5/9/2023	Greentree McDonald's	Racine, WI	4,130	$1,000	100.0%	N/A
6/9/2023	Towne & Country (B&O)	Hamilton, OH	79,896	4,800	98.6%	N/A
6/16/2023	Broadway Promenade Condo Unit 2102	Sarasota, FL	2,417	450	N/A	N/A
Total dispositions			86,443	$6,250

Weighted-average cap rate		8.7%

Phillips Edison & Company	32

PORTFOLIO SUMMARY
Quarter Ended June 30, 2023

Wholly-Owned Portfolio Summary Unaudited, dollars and square feet in thousands (excluding per square foot amounts)

As of June 30, 2023

PORTFOLIO OVERVIEW:
Number of shopping centers	274
Number of states	31
Total GLA	31,378
Average shopping center GLA	115
Total ABR	$449,314
Total ABR from necessity-based goods and services(1)	70.9%
Percent of ABR from non-grocery anchors	13.5%
Percent of ABR from inline spaces	54.3%
GROCERY METRICS:
Percent of ABR from omni-channel grocery-anchored shopping centers	97.4%
Percent of ABR from grocery anchors	32.2%
Percent of occupied GLA leased to grocery Neighbors	47.2%
Grocer health ratio(2)	2.3%
Percent of ABR from centers with grocery anchors that are #1 or #2 by sales	86.5%
Average annual sales per square foot of reporting grocers	$668
LEASED OCCUPANCY AS A PERCENTAGE OF RENTABLE SQUARE FEET:
Total portfolio	97.8%
Anchor spaces	99.4%
Inline spaces	94.8%
AVERAGE REMAINING LEASE TERM (IN YEARS):(3)
Total portfolio	4.5
Grocery anchor spaces	4.6
Non-grocery anchor spaces	5.0
Inline spaces	4.1
PORTFOLIO RETENTION RATE:(4)
Total portfolio	93.8%
Anchor spaces	100.0%
Inline spaces	86.3%
AVERAGE ABR PER SQUARE FOOT:
Total portfolio	$14.64
Anchor spaces	$9.97
Inline spaces	$23.95
(1)Inclusive of our prorated portion of shopping centers owned through our unconsolidated joint venture.
(2)Based on the most recently reported sales data available.
(3)The average remaining lease term in years is as of June 30, 2023. Including future options to extend the term of the lease, the average remaining lease term in years for our total portfolio, grocery anchors, non-grocery anchors and inline spaces is 20.7, 31.5, 16.0, and 8.1, respectively.
(4)For the three months ended June 30, 2023.

Phillips Edison & Company	34

ABR by Neighbor Category Unaudited

As of June 30, 2023
NECESSITY RETAIL AND SERVICES
Grocery	32.2%
Quick service - Restaurant	10.9%
Medical	6.1%
Beauty & Hair Care	5.1%
Banks, insurance, and government services	3.7%
Dollar stores	2.3%
Pet supply	1.8%
Hardware/automotive	1.5%
Telecommunications/cell phone services	1.5%
Wine, Beer, & Liquor	1.5%
Education & Training	1.6%
Pharmacy	0.8%
Other Necessity-based	1.9%
Total ABR from Necessity-based goods and services	70.9%

OTHER RETAIL STORES
Soft goods(1)	13.0%
Full service - restaurant	6.9%
Fitness and lifestyle services(2)	5.5%
Other retail(3)	3.7%
Total ABR from other retail stores	29.1%
Total ABR	100.0%
(1)Includes ABR contributions of 2% from each of apparel/shoes/accessories, department stores, and home furnishings Neighbors.
(2)Includes ABR contribution of 3% from fitness Neighbors.
(3)Includes ABR contribution of 1% from entertainment Neighbors.

Phillips Edison & Company	35

Occupancy and ABR Unaudited

	Quarter Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022

OCCUPANCY
Leased Basis
Anchor	99.4%	99.3%	99.3%	98.9%	98.7%
Inline	94.8%	94.3%	93.8%	93.6%	93.2%
Total leased occupancy	97.8%	97.5%	97.4%	97.1%	96.8%

Economic Basis
Anchor	99.0%	98.4%	98.4%	98.4%	98.1%
Inline	93.8%	93.5%	92.5%	92.7%	92.5%
Total economic occupancy	97.2%	96.7%	96.4%	96.4%	96.2%

ABR
Leased Basis - $
Anchor	$203,645	$203,525	$200,926	$198,873	$197,449
Inline	245,669	242,086	234,786	230,132	223,570
Total ABR	$449,314	$445,611	$435,712	$429,005	$421,019

Leased Basis - PSF
Anchor	$9.97	$9.95	$9.92	$9.85	$9.83
Inline	$23.95	$23.66	$23.39	$23.00	$22.66
Total ABR PSF	$14.64	$14.52	$14.39	$14.21	$14.06

Phillips Edison & Company	36

Top 25 Neighbors by ABR Dollars and square footage amounts in thousands

			Number of Locations
	Neighbor	Banners Leased at PECO Centers	Wholly-Owned	Joint Ventures	ABR(1)	% ABR(1)	Leased SF(1)
1	Kroger	Kroger, Ralphs, Smith’s, King Soopers, Fry's Food Stores, Quality Food Centers, Harris Teeter, Pick ‘n Save, Mariano’s, Food 4 Less, Metro Market	56	6	$27,831	6.1%	3,411
2	Publix	Publix	52	9	26,567	5.9%	2,519
3	Albertsons	Albertsons, Safeway, Vons, Jewel-Osco, Shaw's Supermarket, Tom Thumb, United Supermarkets, Market Street United, Randalls	29	2	18,343	4.0%	1,709
4	Ahold Delhaize	Giant, Stop & Shop, Food Lion, Martin's	23	—	17,738	3.9%	1,249
5	Walmart	Walmart, Walmart Neighborhood Market	13	—	8,971	2.0%	1,770
6	Giant Eagle	Giant Eagle	9	1	7,384	1.6%	760
7	Sprouts Farmers Market	Sprouts Farmers Market	14	—	6,566	1.5%	421
8	TJX Companies	T.J. Maxx, HomeGoods, Marshalls, Sierra Trading	18	—	6,201	1.4%	516
9	Raley's	Raley's	5	—	4,592	1.0%	288
10	Dollar Tree	Dollar Tree, Family Dollar	31	4	3,519	0.8%	343
11	SUPERVALU	Cub Foods	5	—	3,280	0.7%	336
12	Starbucks Corporation	Starbucks	32	—	2,586	0.6%	57
13	Lowe's	Lowe's	3	1	2,469	0.5%	369
14	Subway Group	Subway	60	2	2,409	0.5%	90
15	Anytime Fitness, Inc.	Anytime Fitness	27	2	2,368	0.5%	140
16	Food 4 Less (PAQ)	Food 4 Less	2	—	2,305	0.5%	118
17	Pet Supplies Plus	Pet Supplies Plus	19	—	2,253	0.5%	148
18	United Parcel Service	The UPS Store	57	8	2,245	0.5%	82
19	Kohl's Corporation	Kohl's	4	—	2,241	0.5%	365
20	Office Depot	Office Depot, OfficeMax	8	—	2,237	0.5%	179
21	Save Mart	Save Mart Supermarkets, FoodMaxx, Lucky Supermarkets	5	—	2,194	0.5%	258
22	H&R Block, Inc.	H&R Block	51	2	2,168	0.5%	92
23	Great Clips, Inc.	Great Clips	61	7	2,125	0.5%	77
24	Petco Animal Supplies, Inc.	Petco	9	1	2,044	0.5%	115
25	Planet Fitness	Planet Fitness	8	—	2,021	0.5%	176
	Total		601	45	$162,657	36.0%	15,588
(1)Includes the prorated portion owned through our unconsolidated joint venture.

Phillips Edison & Company	37

Neighbors by Type and Industry(1)(2) Unaudited

Leased Square Feet
by Neighbor Type
National &
Regional:
35.7%
Grocery:
47.2%
Local: 17.1%

ABR
by Neighbor Type
National &
Regional:
41.5%
Grocery:
32.2%
Local:
26.3%

Leased Square Feet
by Neighbor Industry
Grocery:
47.2%
Retail
Stores:
24.0%
Services:
19.0%
Restaurant: 9.8%

ABR
by Neighbor Industry
Retail
Stores:
22.0%
Grocery:
32.2%
Services:
28.0%
Restaurant:
17.8%

(1)We define national Neighbors as those Neighbors that operate in at least three states. Regional Neighbors are defined as those Neighbors that have at least three locations in fewer than three states.
(2)Includes the prorated portion owned through our unconsolidated joint venture.

Phillips Edison & Company	38

Properties by State(1) Dollars and square footage amounts in thousands (excluding per square foot amounts)

State	ABR	% ABR	ABR / Leased SF	GLA	% GLA	% Leased	Number of Properties
Florida	$56,624	12.5%	$14.43	4,088	12.6%	96.0%	51
California	48,800	10.8%	20.76	2,403	7.6%	97.8%	25
Georgia	39,360	8.7%	13.51	2,935	9.4%	99.3%	30
Texas	36,301	8.0%	17.44	2,115	6.7%	98.4%	18
Ohio	25,354	5.6%	11.01	2,331	7.6%	98.8%	19
Illinois	24,894	5.5%	16.08	1,637	5.0%	94.6%	14
Colorado	24,829	5.5%	18.01	1,408	4.5%	97.9%	12
Virginia	22,225	4.9%	16.94	1,363	4.2%	96.3%	13
Minnesota	18,169	4.0%	14.97	1,265	3.9%	96.0%	12
Massachusetts	16,565	3.7%	14.81	1,146	3.5%	97.5%	9
Nevada	13,705	3.0%	22.47	623	2.0%	97.9%	5
Pennsylvania	12,193	2.7%	12.41	1,001	3.2%	98.2%	6
Wisconsin	12,045	2.7%	11.51	1,057	3.4%	99.1%	9
Arizona	10,633	2.3%	14.65	736	2.3%	98.6%	6
Maryland	9,619	2.1%	20.79	463	1.5%	100.0%	4
South Carolina	9,610	2.1%	11.16	867	2.7%	99.3%	8
North Carolina	8,359	1.8%	12.80	659	2.1%	99.2%	10
Tennessee	7,835	1.7%	9.98	802	2.6%	97.9%	5
Indiana	7,157	1.6%	8.77	832	2.6%	98.0%	5
Michigan	6,982	1.5%	9.68	724	2.3%	99.7%	5
Kentucky	6,598	1.5%	10.82	616	2.0%	99.1%	4
New Mexico	5,944	1.3%	14.83	404	1.4%	99.3%	3
Connecticut	5,936	1.3%	14.17	421	1.3%	99.5%	4
Oregon	4,659	1.0%	15.79	314	1.0%	94.0%	4
Kansas	4,572	1.0%	12.34	376	1.2%	98.4%	3
New Jersey	4,230	0.9%	24.96	169	0.5%	100.0%	1
Washington	2,811	0.6%	16.42	173	0.5%	99.0%	2
Iowa	2,797	0.6%	7.98	360	1.1%	97.5%	3
Missouri	2,581	0.6%	11.93	222	0.7%	97.6%	2
New York	1,865	0.4%	11.58	163	0.5%	98.5%	1
Utah	451	0.1%	30.97	15	0.1%	100.0%	1
Total	$453,703	100.0%	$14.64	31,688	100.0%	97.8%	294
(1)Includes the prorated portion owned through our joint venture.

Phillips Edison & Company	39

New, Renewal, and Option Lease Summary Unaudited, dollars and square footage amounts in thousands (excluding per square foot amounts)

							Comparable Only
	Number of Leases Signed	GLA	ABR	ABR PSF(1)	Weighted-Average Lease Term (Years)	Cost of TI/TIA PSF(2)	Number of Leases	Increase in ABR PSF	Rent Spread %

TOTAL - NEW, RENEWAL, AND OPTION LEASES
Q2 2023	285	1,569	$24,160	$15.40	5.3	$4.16	224	$1.54	11.5%
Q1 2023	263	1,065	20,060	18.83	6.0	7.16	195	1.96	12.1%
Q4 2022	252	1,218	17,567	14.42	6.0	13.05	190	1.62	13.0%
Q3 2022	240	1,161	19,008	16.38	4.9	7.02	182	1.48	10.4%
Total	1,040	5,013	80,795	16.12	5.5	7.62	791	1.63	11.7%

NEW LEASES
Q2 2023	94	286	$5,709	$19.98	6.8	$21.02	33	$4.71	25.1%
Q1 2023	98	264	6,149	23.27	9.5	27.39	30	6.36	27.4%
Q4 2022	94	330	5,912	17.94	8.5	32.64	32	7.09	36.3%
Q3 2022	99	240	5,417	22.57	7.5	31.97	41	5.00	21.3%
Total	385	1,120	23,187	20.71	8.1	28.29	136	5.70	26.7%

RENEWAL LEASES
Q2 2023	143	382	$8,824	$23.12	4.5	$1.35	143	$3.48	17.7%
Q1 2023	126	303	7,387	24.40	4.8	1.30	126	3.38	16.1%
Q4 2022	120	480	7,675	16.00	5.3	10.73	120	1.95	13.9%
Q3 2022	104	260	6,215	23.94	4.3	1.84	104	3.21	15.5%
Total	493	1,425	30,101	21.14	4.8	4.59	493	2.90	15.9%

OPTION LEASES
Q2 2023	48	901	$9,627	$10.69	5.2	$—	48	$0.43	4.2%
Q1 2023	39	498	6,524	13.09	5.0	—	39	0.62	5.0%
Q4 2022	38	409	3,980	9.73	4.9	—	38	0.50	4.9%
Q3 2022	37	661	7,376	11.16	4.1	—	37	0.43	4.0%
Total	162	2,469	27,507	11.14	4.8	—	162	0.48	4.5%
(1)Per square foot amounts may not recalculate exactly based on other amounts presented within the table due to rounding.
(2)Excludes landlord work.

Phillips Edison & Company	40

Lease Expirations(1) Unaudited, square footage amounts in thousands

	Number of Leases	GLA Expiring	% of Leased GLA(2)	ABR PSF	% of ABR

TOTAL LEASES
MTM	57	144	0.5%	$20.82	0.7%
2023	219	546	1.7%	19.40	2.4%
2024	777	3,928	12.7%	14.02	12.1%
2025	762	4,657	15.0%	13.81	14.2%
2026	889	4,541	14.7%	15.31	15.3%
2027	815	4,264	13.8%	14.80	13.9%
2028	692	4,712	15.2%	14.01	14.5%
2029	267	2,227	7.2%	14.07	6.9%
2030	185	1,275	4.1%	16.06	4.5%
2031	193	1,202	3.8%	16.40	4.3%
2032	183	1,456	4.7%	13.90	4.5%
2033+	244	2,036	6.6%	14.89	6.7%
Total leases	5,283	30,988	100.0%	$14.64	100.0%

ANCHOR LEASES
MTM	2	29	0.1%	$11.39	0.1%
2023	7	105	0.3%	7.79	0.2%
2024	71	2,410	7.8%	9.18	4.8%
2025	84	3,311	10.7%	9.72	7.1%
2026	74	2,843	9.2%	10.19	6.4%
2027	79	2,694	8.7%	9.36	5.6%
2028	81	3,366	10.9%	9.70	7.1%
2029	43	1,684	5.4%	10.67	4.0%
2030	22	879	2.8%	12.56	2.4%
2031	27	756	2.4%	11.56	1.9%
2032	24	1,008	3.3%	8.51	1.9%
2033+	41	1,545	5.0%	11.04	3.8%
Anchor leases	555	20,630	66.6%	$9.97	45.3%

INLINE LEASES
MTM	55	115	0.4%	$23.17	0.6%
2023	212	441	1.4%	22.16	2.2%
2024	706	1,518	4.9%	21.71	7.3%
2025	678	1,346	4.3%	23.87	7.1%
2026	815	1,698	5.5%	23.88	8.9%
2027	736	1,570	5.1%	24.12	8.3%
2028	611	1,346	4.3%	24.80	7.4%
2029	224	543	1.8%	24.61	2.9%
2030	163	396	1.3%	23.84	2.1%
2031	166	446	1.4%	24.61	2.4%
2032	159	448	1.4%	26.04	2.6%
2033+	203	491	1.6%	27.02	2.9%
Inline leases	4,728	10,358	33.4%	$23.95	54.7%
(1)Statistics include our wholly-owned properties and the prorated portion owned through our unconsolidated joint venture.
(2)Percentage amounts may not recalculate exactly based on other amounts presented within the table due to rounding.

Phillips Edison & Company	41

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
51st & Olive Square	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1975 / 2007	88,225	100.0%	$956	$10.83	Fry's Food Stores	N/A
Alameda Crossing	Avondale, AZ	100%	Phoenix-Mesa-Chandler, AZ	2006	141,721	100.0%	$2,616	$18.46	Sprouts Farmers Market	JOANN; Uptown Jungle; Big 5 Sporting Goods
Arcadia Plaza	Phoenix, AZ	100%	Phoenix-Mesa-Chandler, AZ	1980	63,637	100.0%	$1,484	$23.32	Sprouts Farmers Market	N/A
Broadway Plaza	Tucson, AZ	100%	Tucson, AZ	1982 / 1995	84,298	94.5%	$1,378	$17.29	Sprouts Farmers Market	N/A
Southern Palms	Tempe, AZ	100%	Phoenix-Mesa-Chandler, AZ	1982	257,739	98.6%	$3,321	$13.07	Sprouts Farmers Market	Goodwill; Southwest Institute of Healing Arts; Habitat for Humanity ReStore; Planet Fitness; AutoZone
Sunburst Plaza	Glendale, AZ	100%	Phoenix-Mesa-Chandler, AZ	1970	100,437	98.0%	$878	$8.93	Fry's Food Stores	Daiso Japan
Atwater Marketplace	Atwater, CA	100%	N/A	2023	2,082	100.0%	$138	$66.28	N/A	N/A
Boronda Plaza	Salinas, CA	100%	Salinas, CA	2003 / 2006	93,071	96.6%	$2,215	$24.65	Food 4 Less	N/A
Broadway Pavilion	Santa Maria, CA	100%	Santa Maria-Santa Barbara, CA	1987	142,944	98.7%	$2,222	$15.74	Food Maxx	Idler's Home; Party City
Central Valley Marketplace	Ceres, CA	100%	Modesto, CA	2005	81,897	100.0%	$1,816	$22.18	Food 4 Less	N/A
Commonwealth Square	Folsom, CA	100%	Sacramento-Roseville-Folsom, CA	1987	141,310	99.3%	$2,225	$15.85	Raley's	N/A
Contra Loma Plaza	Antioch, CA	100%	San Francisco-Oakland-Berkeley, CA	1989	74,616	96.1%	$867	$12.09	Lucky Supermarkets	N/A
Del Paso Marketplace	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	2006	59,796	100.0%	$1,615	$27.01	Sprouts Farmers Market	N/A
Driftwood Village	Ontario, CA	100%	Riverside-San Bernardino-Ontario, CA	1985	95,421	98.5%	$1,840	$19.57	Food 4 Less	N/A
Herndon Place	Fresno, CA	100%	Fresno, CA	2005	95,370	98.6%	$1,590	$16.90	Save Mart Supermarkets	N/A
Laguna 99 Plaza	Elk Grove, CA	100%	Sacramento-Roseville-Folsom, CA	1992	89,188	100.0%	$1,868	$20.94	Walmart Neighborhood Market	California Backyard
North Point Landing	Modesto, CA	100%	Modesto, CA	1964 / 2008	152,769	95.1%	$2,300	$15.82	Walmart	N/A
Quartz Hill Towne Centre	Lancaster, CA	100%	Los Angeles-Long Beach-Anaheim, CA	1991 / 2012	110,306	100.0%	$1,913	$17.34	Vons	CVS
Red Maple Village	Tracy, CA	100%	Stockton, CA	2009	97,591	100.0%	$2,606	$26.71	Raley's	N/A
Riverlakes Village	Bakersfield, CA	100%	Bakersfield, CA	1997	94,012	98.6%	$1,974	$21.29	Vons	N/A
Rocky Ridge Town Center	Roseville, CA	100%	Sacramento-Roseville-Folsom, CA	1996	93,337	100.0%	$2,863	$30.68	Sprouts Farmers Market	BevMo!

Phillips Edison & Company	42

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shasta Crossroads	Redding, CA	100%	Redding, CA	1989 / 2016	110,915	89.3%	$1,903	$19.22	Food Maxx	N/A
Sierra Del Oro Towne Centre	Corona, CA	100%	Riverside-San Bernardino-Ontario, CA	1991	110,627	100.0%	$2,220	$20.07	Ralphs	Dollar Tree
Sierra Vista Plaza	Murrieta, CA	100%	Riverside-San Bernardino-Ontario, CA	1991	80,259	93.5%	$1,898	$25.30	Stater Bros Markets (shadow)	CVS
Sterling Pointe Center	Lincoln, CA	100%	Sacramento-Roseville-Folsom, CA	2004	136,020	100.0%	$3,022	$22.21	Raley's	N/A
Sunridge Plaza	Rancho Cordova, CA	100%	Sacramento-Roseville-Folsom, CA	2017	87,815	90.4%	$2,522	$31.76	Raley's	N/A
Town & Country Village	Sacramento, CA	100%	Sacramento-Roseville-Folsom, CA	1950 / 2004	216,192	96.9%	$4,095	$19.56	Sprouts Farmers Market; Trader Joe's	Ross Dress for Less; T.J.Maxx; Bed Bath & Beyond; Royal Flooring; Ulta
Village One Plaza	Modesto, CA	100%	Modesto, CA	2007	105,658	100.0%	$2,510	$23.76	Raley's	N/A
Vineyard Center	Templeton, CA	100%	San Luis Obispo-Paso Robles, CA	2007	21,117	100.0%	$679	$32.14	Trader Joe's	N/A
West Acres Shopping Center	Fresno, CA	100%	Fresno, CA	1990	83,414	100.0%	$938	$11.25	Food Maxx	N/A
Windmill Marketplace	Clovis, CA	100%	Fresno, CA	2001	27,486	100.0%	$960	$34.93	Save Mart (shadow)	N/A
Arapahoe Marketplace	Greenwood Village, CO	100%	Denver-Aurora-Lakewood, CO	1977 / 1989	191,761	98.2%	$4,298	$22.83	Sprouts Farmers Market	The Tile Shop; Molly's Spirits; Crunch Fitness; Office Depot
Broadlands Marketplace	Broomfield, CO	100%	Denver-Aurora-Lakewood, CO	2002	103,883	98.8%	$1,379	$13.43	Safeway	N/A
Fairfield Commons	Lakewood, CO	100%	Denver-Aurora-Lakewood, CO	1985	143,276	100.0%	$2,823	$19.70	Sprouts Farmers Market	T.J.Maxx; Planet Fitness; Aaron's
Foxridge Plaza	Centennial, CO	100%	Denver-Aurora-Lakewood, CO	1983	53,970	96.6%	$1,247	$23.92	Kings Soopers (shadow)	N/A
Golden Town Center	Golden, CO	100%	Denver-Aurora-Lakewood, CO	1993 / 2003	117,882	100.0%	$1,862	$15.80	King Soopers	N/A
Kipling Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	1983 / 2009	90,124	100.0%	$1,337	$14.83	Safeway	N/A
Meadows on the Parkway	Boulder, CO	100%	Boulder, CO	1989	212,985	90.0%	$3,579	$18.67	Safeway	Walgreens; Dollar Tree; Regus
Nor'Wood Shopping Center	Colorado Springs, CO	100%	Colorado Springs, CO	2003	73,082	100.0%	$1,143	$15.64	Safeway	N/A
Roxborough Marketplace	Littleton, CO	100%	Denver-Aurora-Lakewood, CO	2005	101,622	100.0%	$1,496	$14.72	Safeway	N/A
Thompson Valley Towne Center	Loveland, CO	100%	Fort Collins, CO	1999	125,122	98.9%	$2,279	$18.42	King Soopers	Thompson Valley Liquor
Westwoods Shopping Center	Arvada, CO	100%	Denver-Aurora-Lakewood, CO	2003	90,855	100.0%	$1,428	$15.72	King Soopers	N/A
Wheat Ridge Marketplace	Wheat Ridge, CO	100%	Denver-Aurora-Lakewood, CO	1996	103,438	100.0%	$1,958	$18.93	Safeway	N/A
Everybody's Plaza	Cheshire, CT	100%	New Haven-Milford, CT	1960 / 2005	49,975	100.0%	$961	$19.23	Big Y	N/A

Phillips Edison & Company	43

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Montville Commons	Montville, CT	100%	Norwich-New London, CT	2007	116,916	98.3%	$1,808	$15.74	Stop & Shop	N/A
Stop & Shop Plaza	Enfield, CT	100%	Hartford-East Hartford-Middletown, CT	1988 / 1998	124,218	100.0%	$2,031	$16.35	Stop & Shop	N/A
Willimantic Plaza	Willimantic, CT	100%	Worcester, MA-CT	1968 / 1990	129,781	100.0%	$1,135	$8.74	BJ's Wholesale Club	N/A
Alico Commons	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2009	100,734	100.0%	$1,772	$17.59	Publix	Non Stop Fitness
Bloomingdale Hills	Riverview, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002 / 2012	78,442	100.0%	$774	$9.87	Walmart Neighborhood Market	N/A
Breakfast Point Marketplace	Panama City Beach, FL	100%	Panama City, FL	2009 / 2010	97,938	100.0%	$1,500	$15.32	Publix	Office Depot
Broadway Promenade	Sarasota, FL	100%	North Port-Sarasota-Bradenton, FL	2007	49,271	94.8%	$915	$19.60	Publix	N/A
ChampionsGate Village	Davenport, FL	100%	Orlando-Kissimmee-Sanford, FL	2001	62,699	100.0%	$1,006	$16.04	Publix	N/A
Cocoa Commons	Cocoa, FL	100%	Palm Bay-Melbourne-Titusville, FL	1986	90,116	100.0%	$1,246	$13.83	Publix	N/A
Colonial Promenade	Winter Haven, FL	100%	Lakeland-Winter Haven, FL	1986 / 2008	280,228	99.4%	$2,520	$9.04	Walmart	N/A
Coquina Plaza	Southwest Ranches, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1998	91,120	94.7%	$1,725	$20.00	Publix	N/A
Crosscreek Village	St. Cloud, FL	100%	Orlando-Kissimmee-Sanford, FL	2008	69,660	100.0%	$1,108	$15.91	Publix	N/A
Crystal Beach Plaza	Palm Harbor, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2010	59,015	100.0%	$1,093	$18.52	Publix	N/A
Deerwood Lake Commons	Jacksonville, FL	14%	Jacksonville, FL	2003	67,528	100.0%	$1,223	$18.11	Publix	N/A
French Golden Gate	Bartow, FL	100%	Lakeland-Winter Haven, FL	1960 / 2011	140,379	93.5%	$1,715	$13.06	Publix	Bealls Outlet; Walgreens
Golden Eagle Village	Clermont, FL	100%	Orlando-Kissimmee-Sanford, FL	2011	64,051	97.6%	$1,027	$16.42	Publix	N/A
Goolsby Pointe	Riverview, FL	14%	Tampa-St. Petersburg-Clearwater, FL	2000	75,525	100.0%	$1,210	$16.02	Publix	N/A
Harbour Village	Jacksonville, FL	100%	Jacksonville, FL	2006	113,069	98.7%	$2,041	$18.30	The Fresh Market	Crunch Fitness; Lionshare Cowork
Heath Brook Commons	Ocala, FL	100%	Ocala, FL	2002	79,590	100.0%	$1,080	$13.57	Publix	N/A
Heron Creek Towne Center	North Port, FL	100%	North Port-Sarasota-Bradenton, FL	2001	64,664	100.0%	$903	$13.97	Publix	N/A

Phillips Edison & Company	44

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Island Walk Shopping Center	Fernandina Beach, FL	100%	Jacksonville, FL	1987 / 2012	213,656	90.5%	$2,035	$10.52	Publix	Bealls; Bealls Outlet/Home Centric; Staples
Kings Crossing	Sun City Center, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000 / 2018	75,020	96.8%	$1,173	$16.15	Publix	N/A
Lake Washington Crossing	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1987 / 2012	122,912	94.8%	$2,103	$18.05	Publix	BPC Plasma
Lakewood Plaza	Spring Hill, FL	14%	Tampa-St. Petersburg-Clearwater, FL	1993 / 1997	106,999	98.7%	$1,506	$14.26	Publix	JOANN
Lutz Lake Crossing	Lutz, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2002	64,986	100.0%	$969	$14.91	Publix	N/A
MetroWest Village	Orlando, FL	100%	Orlando-Kissimmee-Sanford, FL	1990	106,857	100.0%	$1,870	$17.50	Publix	N/A
Oakhurst Plaza	Seminole, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1974 / 2001	51,502	94.8%	$613	$12.56	Publix	N/A
Ocean Breeze Plaza	Ocean Breeze, FL	100%	Port St. Lucie, FL	1993 / 2010	96,192	86.6%	$1,513	$18.16	Publix	N/A
Orange Grove Shopping Center	North Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	1999	68,865	100.0%	$863	$12.53	Publix	N/A
Ormond Beach Mall	Ormond Beach, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1967 / 2010	101,552	95.7%	$1,299	$13.38	Publix	Bealls Outlet; Dollar Floor; Dollar Tree
Park Place Plaza	Port Orange, FL	100%	Deltona-Daytona Beach-Ormond Beach, FL	1984	87,056	96.9%	$1,056	$12.52	N/A	Bealls
Parsons Village	Seffner, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1983 / 1994	78,041	100.0%	$1,013	$12.99	Winn-Dixie (shadow)	City Buffet; Family Dollar
Publix at Northridge	Sarasota, FL	14%	North Port-Sarasota-Bradenton, FL	2003	65,320	100.0%	$1,251	$19.16	Publix	N/A
Publix at Seven Hills	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1991 / 2006	72,590	100.0%	$951	$13.11	Publix	N/A
Publix at St. Cloud	St. Cloud, FL	14%	Orlando-Kissimmee-Sanford, FL	2003	78,779	100.0%	$1,237	$15.71	Publix	N/A
Rockledge Square	Rockledge, FL	100%	Palm Bay-Melbourne-Titusville, FL	1985	78,879	98.5%	$1,283	$16.51	Publix	Health First Medical Group
Sanibel Beach Place	Fort Myers, FL	100%	Cape Coral-Fort Myers, FL	2003	74,286	98.1%	$1,039	$14.26	Publix	N/A
Shoppes at Avalon	Spring Hill, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2009	62,786	100.0%	$995	$15.85	Publix	N/A

Phillips Edison & Company	45

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Shoppes at Glen Lakes	Weeki Wachee, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2008	66,601	95.8%	$901	$14.13	Publix	N/A
Shoppes of Lake Village	Leesburg, FL	100%	Orlando-Kissimmee-Sanford, FL	1987 / 1998	132,927	92.5%	$1,890	$15.36	Publix	Sproutfitters
Shoppes of Paradise Lakes	Miami, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	83,597	100.0%	$1,417	$16.94	Publix	N/A
Shops at Sunset Lakes	Miramar, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	1999	70,274	100.0%	$1,086	$15.45	Publix	N/A
South Oaks Shopping Center	Live Oak, FL	100%	N/A	1976 / 2000	102,816	88.8%	$660	$7.23	N/A	Big Lots; Bealls Outlet; Farmers Home Furniture
St. Charles Plaza	Davenport, FL	100%	Lakeland-Winter Haven, FL	2007	65,000	100.0%	$1,085	$16.69	Publix	N/A
St. Johns Plaza	Titusville, FL	14%	Palm Bay-Melbourne-Titusville, FL	1985	119,489	100.0%	$1,339	$11.21	Publix	Bealls Outlet; Floor Factory; Dollar Tree
The Oaks	Hudson, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1981	176,494	74.6%	$1,370	$10.40	Save-A-Lot	EoS Fitness; Ross Dress for Less; Five Below; Dollar Tree
Town Center at Jensen Beach	Jensen Beach, FL	100%	Port St. Lucie, FL	2000	109,326	83.8%	$1,203	$13.13	Publix	Party City
Towne Centre at Wesley Chapel	Wesley Chapel, FL	100%	Tampa-St. Petersburg-Clearwater, FL	2000	69,425	100.0%	$1,014	$14.60	Winn-Dixie	N/A
Valrico Commons	Valrico, FL	100%	Tampa-St. Petersburg-Clearwater, FL	1986 / 2011	137,316	100.0%	$2,237	$16.29	Publix	Ross Dress for Less; Five Below
Vineyard Shopping Center	Tallahassee, FL	100%	Tallahassee, FL	2002	62,821	100.0%	$751	$11.96	Publix	N/A
West Creek Commons	Coconut Creek, FL	14%	Miami-Fort Lauderdale-Pompano Beach, FL	2003	58,537	95.8%	$857	$15.28	Publix	N/A
West Creek Plaza	Coconut Creek, FL	100%	Miami-Fort Lauderdale-Pompano Beach, FL	2006 / 2013	37,616	100.0%	$1,076	$28.61	Publix (shadow)	N/A
Windover Square	Melbourne, FL	100%	Palm Bay-Melbourne-Titusville, FL	1984 / 2010	81,516	97.9%	$1,236	$15.48	Publix	Dollar Tree
Winter Springs Town Center	Winter Springs, FL	14%	Orlando-Kissimmee-Sanford, FL	2002	117,970	98.2%	$2,060	$17.79	Publix	The Zoo Health Club
Bartow Marketplace	Cartersville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	375,067	100.0%	$2,790	$7.44	Walmart	Lowe's

Phillips Edison & Company	46

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Bethany Village	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2001	81,674	100.0%	$1,190	$14.58	Publix	N/A
Butler Creek	Acworth, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1989	101,597	100.0%	$1,529	$15.05	Kroger	N/A
Dean Taylor Crossing	Suwanee, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2000	92,318	100.0%	$1,263	$13.69	Kroger	N/A
Evans Towne Centre	Evans, GA	100%	Augusta-Richmond County, GA-SC	1995	75,668	100.0%	$1,021	$13.49	Publix	N/A
Everson Pointe	Snellville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1999	81,428	100.0%	$1,117	$13.72	Kroger	N/A
Fairview Oaks	Ellenwood, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	77,052	100.0%	$1,052	$13.65	Kroger	N/A
Flynn Crossing	Alpharetta, GA	14%	Atlanta-Sandy Springs-Alpharetta, GA	2004	95,002	97.1%	$1,793	$19.44	Publix	N/A
Grassland Crossing	Alpharetta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	90,906	96.8%	$944	$10.72	Kroger	N/A
Grayson Village	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002	87,155	98.4%	$1,232	$14.37	Publix	N/A
Hamilton Mill Village	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996	88,710	100.0%	$1,353	$15.25	Publix	N/A
Hamilton Ridge	Buford, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2002	90,996	100.0%	$1,296	$14.25	Kroger	N/A
Hickory Flat Commons	Canton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	113,995	100.0%	$1,516	$13.30	Kroger	N/A
Loganville Town Center	Loganville, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	85,078	98.2%	$1,320	$15.80	Publix	N/A
Mableton Crossing	Mableton, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	86,819	100.0%	$1,175	$13.53	Kroger	N/A
Macland Pointe	Marietta, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1992	79,699	100.0%	$987	$12.38	Publix	N/A
Market Walk	Savannah, GA	100%	Savannah, GA	2014 / 2015	263,829	100.0%	$3,853	$14.60	Kroger	Dick's Sporting Goods; Guitar Center; West Marine
Mountain Crossing	Dacula, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1997	93,396	100.0%	$1,228	$13.15	Kroger	N/A

Phillips Edison & Company	47

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Mountain Park Plaza	Roswell, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1988 / 2003	80,511	98.3%	$1,026	$12.97	Publix	N/A
Old Alabama Square	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	102,867	100.0%	$2,333	$22.68	The Fresh Market	Walgreens
Paradise Crossing	Lithia Springs, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,470	100.0%	$962	$14.26	Publix	N/A
Richmond Plaza	Augusta, GA	14%	Augusta-Richmond County, GA-SC	1979	174,075	93.0%	$1,715	$10.59	N/A	Ashley HomeStore and Ashley Outlet; JOANN; Harbor Freight Tools; Chuck E. Cheese; Chow Time Buffet & Grill
Rivermont Station	Johns Creek, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2000	128,123	100.0%	$1,998	$15.59	Kroger	Kids Empire
Shiloh Square Shopping Center	Kennesaw, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1996 / 2003	136,920	98.5%	$1,764	$13.08	Kroger	You Fit Health Clubs
Shops at Westridge	McDonough, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2006	72,420	100.0%	$1,228	$16.95	Publix	N/A
Southampton Village	Tyrone, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2003	77,894	93.4%	$910	$12.51	Publix	N/A
Spivey Junction	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1998	81,475	100.0%	$1,107	$13.59	Kroger	N/A
Village At Glynn Place	Brunswick, GA	100%	Brunswick, GA	1992	123,437	100.0%	$1,561	$12.65	Publix	Goodwill
Villages at Eagles Landing	Stockbridge, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	1995	67,019	100.0%	$922	$13.76	Publix	N/A
Village Shoppes at Windermere	Suwanee, GA	100%	Atlanta-Sandy Springs-Alpharetta, GA	2008	73,442	93.2%	$1,276	$18.65	Publix	N/A
CitiCentre Plaza	Carroll, IA	100%	Carroll, IA	1991 / 1995	63,518	93.5%	$484	$8.15	Hy-Vee	N/A
Duck Creek Plaza	Bettendorf, IA	100%	Davenport-Moline-Rock Island, IA-IL	2005 / 2006	134,229	96.3%	$1,344	$10.40	N/A	Malibu Jack's
Southgate Shopping Center	Des Moines, IA	100%	Des Moines-West Des Moines, IA	1972 / 2013	161,792	100.0%	$969	$5.99	Hy-Vee	Planet Fitness; Jay's CD & Hobby; BioLife Plasma Services; Dollar General
Baker Hill	Glen Ellyn, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1998	135,355	96.3%	$2,063	$15.82	Pete's Fresh Market	N/A
Brentwood Commons	Bensenville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1981 / 2001	125,497	100.0%	$1,747	$13.92	Jewel-Osco	Dollar Tree

Phillips Edison & Company	48

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Burbank Plaza	Burbank, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1972 / 1995	99,453	100.0%	$1,154	$11.61	Jewel-Osco	dd's Discounts
College Plaza	Normal, IL	100%	Bloomington, IL	2002	175,741	82.8%	$1,729	$11.88	N/A	Ross Dress for Less; Office Depot; Michaels; Shoe Carnival; Sierra Trading Co.; Petco
Heritage Plaza	Carol Stream, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1988	128,870	99.1%	$1,798	$14.08	Jewel-Osco	Charter Fitness
Hilander Village	Roscoe, IL	100%	Rockford, IL	1994	120,694	93.5%	$1,219	$10.80	Schnucks	N/A
Hoffman Village	Hoffman Estates, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	1987	159,708	98.7%	$2,940	$18.64	Mariano's	Goodwill; Los Fernandez Taqueria
Naperville Crossings	Naperville, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2007 / 2016	151,203	95.7%	$4,331	$29.92	ALDI	N/A
Oak Mill Plaza	Niles, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1977	152,786	87.4%	$1,938	$14.52	Jewel-Osco	N/A
Rolling Meadows Shopping Center	Rolling Meadows, IL	14%	Chicago-Naperville-Elgin, IL-IN-WI	2010	130,212	98.9%	$1,482	$11.50	Jewel-Osco	Northwest Community Hospital; Dollar Tree
Savoy Plaza	Savoy, IL	100%	Champaign-Urbana, IL	1999 / 2007	140,624	98.9%	$1,793	$12.89	Schnucks	Goodwill; Friar Tuck Beverages
Shorewood Crossing	Shorewood, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2005	173,981	100.0%	$2,696	$15.50	Mariano's	Marshalls; Staples; Petco; Party City
The Shoppes at Windmill Place	Batavia, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	1991 / 1997	122,176	95.0%	$1,988	$17.14	Jewel-Osco	N/A
The Shops of Uptown	Park Ridge, IL	100%	Chicago-Naperville-Elgin, IL-IN-WI	2006	70,402	84.9%	$1,818	$30.44	Trader Joe's	N/A
Dyer Town Center	Dyer, IN	100%	Chicago-Naperville-Elgin, IL-IN-WI	2004 / 2005	102,415	100.0%	$1,899	$18.54	Jewel-Osco	N/A
Lafayette Square	Lafayette, IN	100%	Lafayette-West Lafayette, IN	1963 / 2001	250,506	93.3%	$1,529	$6.54	N/A	Rural King Supply; Big Lots; Humble Home; Dollar Tree Family Dollar
Riverplace Centre	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1992	74,189	100.0%	$772	$10.40	Kroger	N/A
The Village Shopping Center	Mooresville, IN	100%	Indianapolis-Carmel-Anderson, IN	1965 / 1997	155,502	100.0%	$953	$6.13	Kroger	Black Friday - The Shopping Network; Mooresville Discount Mattress Outlet & More; Family Dollar; Player's Performance Factory

Phillips Edison & Company	49

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Town & Country Shopping Center	Noblesville, IN	100%	Indianapolis-Carmel-Anderson, IN	1998	249,833	100.0%	$2,004	$8.02	Walmart	Staples; Dollar Tree
Falcon Valley	Lenexa, KS	100%	Kansas City, MO-KS	2008 / 2009	76,784	100.0%	$1,053	$13.71	Price Chopper	N/A
Quivira Crossings	Overland Park, KS	100%	Kansas City, MO-KS	1997	123,198	100.0%	$1,586	$12.87	Price Chopper	N/A
Wyandotte Plaza	Kansas City, KS	100%	Kansas City, MO-KS	1961 / 2015	176,419	96.6%	$1,933	$11.34	Price Chopper	Marshalls; PetSmart; Dollar Tree
Central Station	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	2005 / 2007	152,463	99.0%	$1,608	$10.65	Kroger	Planet Fitness
Chinoe Center	Lexington, KY	100%	Lexington-Fayette, KY	1984	111,781	98.5%	$1,304	$11.84	Kroger	Exceptional Living Centers
Meadowthorpe Manor Shoppes	Lexington, KY	100%	Lexington-Fayette, KY	1989 / 2008	117,126	100.0%	$1,182	$10.10	Kroger	N/A
Town Fair Center	Louisville, KY	100%	Louisville/Jefferson County, KY-IN	1988 / 1994	234,291	98.9%	$2,505	$10.81	N/A	Malibu Jack's; Staples; Michaels; Petco; Tuesday Morning
Atlantic Plaza	North Reading, MA	100%	Boston-Cambridge-Newton, MA-NH	1959 / 1973	126,384	100.0%	$2,371	$18.76	Stop & Shop	Cowabungas; One Stop Liquors
Carriagetown Marketplace	Amesbury, MA	100%	Boston-Cambridge-Newton, MA-NH	2000	96,472	96.5%	$1,738	$18.67	Stop & Shop	N/A
Cushing Plaza	Cohasset, MA	14%	Boston-Cambridge-Newton, MA-NH	1997	71,210	100.0%	$1,329	$18.66	Shaw's Supermarket	Walgreens
Five Town Plaza	Springfield, MA	100%	Springfield, MA	1970 / 2013	327,303	96.4%	$4,190	$13.28	Big Y	Burlington Coat Factory; Big Lots; Best Fitness
Northwoods Crossing	Taunton, MA	100%	Providence-Warwick, RI-MA	2003 / 2010	156,478	100.0%	$2,012	$12.86	BJ's Wholesale Club	Tractor Supply; Dollar Tree
Shaw's Plaza Easton	Easton, MA	100%	Providence-Warwick, RI-MA	1984 / 2004	104,923	95.4%	$1,285	$12.84	Shaw's Supermarket	Walgreens
Shaw's Plaza Hanover	Hanover, MA	100%	Boston-Cambridge-Newton, MA-NH	1994 / 2000	57,181	100.0%	$832	$14.54	Shaw's Supermarket	N/A
Shaw's Plaza Raynham	Raynham, MA	100%	Providence-Warwick, RI-MA	1965 / 1998	177,828	100.0%	$2,863	$16.10	Shaw's Supermarket	Marshalls; JOANN; PetSmart; CVS
Sudbury Crossing	Sudbury, MA	100%	Boston-Cambridge-Newton, MA-NH	1984	89,952	90.7%	$1,088	$13.33	Sudbury Farms (shadow)	T.J.Maxx; The Goddard School
Burwood Village Center	Glen Burnie, MD	100%	Baltimore-Columbia-Towson, MD	1971	101,144	100.0%	$1,832	$18.12	Food Lion	Dollar General; CVS
Collington Plaza	Bowie, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	1996	121,955	100.0%	$2,709	$22.21	Giant	N/A

Phillips Edison & Company	50

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
LaPlata Plaza	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2007	123,560	100.0%	$2,690	$21.77	Safeway	Petco
Rosewick Crossing	La Plata, MD	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2008	116,057	100.0%	$2,388	$20.58	Giant	N/A
Bear Creek Plaza	Petoskey, MI	100%	N/A	1998 / 2009	311,920	99.4%	$2,038	$6.57	Walmart	Marshalls; OfficeMax; HomeGoods; JOANN; Goodwill
Cherry Hill Marketplace	Westland, MI	100%	Detroit-Warren-Dearborn, MI	1992 / 2000	120,568	100.0%	$1,530	$12.69	Kroger	Ace Hardware; CVS
Livonia Plaza	Livonia, MI	100%	Detroit-Warren-Dearborn, MI	1988	137,205	100.0%	$1,765	$12.86	Kroger	T.J.Maxx
Milan Plaza	Milan, MI	100%	Ann Arbor, MI	1960 / 1975	61,357	100.0%	$366	$5.97	Kroger	Ace Hardware
Orchard Square	Washington Township, MI	100%	Detroit-Warren-Dearborn, MI	1999	92,450	100.0%	$1,283	$13.88	Kroger	N/A
12 West Marketplace	Litchfield, MN	100%	N/A	1989	82,911	100.0%	$372	$4.49	Family Fare	Running's Farm and Fleet
Albertville Crossing	Albertville, MN	14%	Minneapolis-St. Paul-Bloomington, MN-WI	2002	99,013	97.0%	$1,383	$14.41	Coborn's	N/A
Cahill Plaza	Inver Grove Heights, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1995	69,000	100.0%	$720	$10.43	Cub Foods	N/A
Centennial Lakes Plaza	Edina, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989 / 2012	193,826	93.9%	$4,089	$22.46	Whole Foods Market	HomeGoods; La-Z-Boy Furniture Galleries; Office Depot; JUUT SalonSpa
Crossroads of Shakopee	Shakopee, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1998	140,949	91.9%	$1,891	$14.60	Cub Foods	N/A
Hastings Marketplace	Hastings, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2002	97,535	95.2%	$1,246	$13.42	Cub Foods	N/A
New Prague Commons	New Prague, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2008	73,415	98.4%	$1,204	$16.68	Coborn's	N/A
Normandale Village	Bloomington, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1973	140,400	98.9%	$1,889	$13.61	Lunds & Byerlys	Ace Hardware
Northstar Marketplace	Ramsey, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2004	96,356	94.4%	$1,431	$15.74	Coborn's	N/A
Savage Town Square	Savage, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	2003	87,181	98.6%	$1,258	$14.64	Cub Foods	N/A

Phillips Edison & Company	51

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Waterford Park Plaza	Plymouth, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1989	127,572	89.7%	$1,478	$12.92	Cub Foods	N/A
West Village Center	Chanhassen, MN	100%	Minneapolis-St. Paul-Bloomington, MN-WI	1994	141,772	100.0%	$2,396	$16.90	Lunds & Byerlys	OfficeMax
South Oaks Plaza	St. Louis, MO	100%	St. Louis, MO-IL	1969 / 1987	112,300	100.0%	$975	$8.68	N/A	Kloss Furniture; Michaels; Walgreens
Southfield Center	St. Louis, MO	100%	St. Louis, MO-IL	1987	109,397	95.1%	$1,606	$15.44	Schnucks	N/A
Chapel Hill North Center	Chapel Hill, NC	100%	Durham-Chapel Hill, NC	1998	96,290	100.0%	$1,620	$16.82	Harris Teeter	N/A
Crossroads Plaza	Asheboro, NC	100%	Greensboro-High Point, NC	1984	51,440	100.0%	$412	$8.01	Food Lion	N/A
Cureton Town Center	Waxhaw, NC	100%	Charlotte-Concord-Gastonia, NC-SC	2006	95,577	100.0%	$2,039	$21.33	Harris Teeter	N/A
Edgecombe Square	Tarboro, NC	100%	Rocky Mount, NC	1990	81,070	100.0%	$392	$4.84	Food Lion	Farmers Home Furniture
Harrison Pointe	Cary, NC	14%	Raleigh-Cary, NC	2002	136,447	100.0%	$2,059	$15.09	Harris Teeter	Staples
Lumina Commons	Wilmington, NC	100%	Wilmington, NC	1974 / 2007	80,772	100.0%	$1,314	$16.27	Harris Teeter	N/A
Northside Plaza	Clinton, NC	100%	N/A	1982	79,865	95.0%	$596	$7.85	Food Lion	Farmers Home Furniture
The Shoppes at Ardrey Kell	Charlotte, NC	14%	Charlotte-Concord-Gastonia, NC-SC	2008	82,119	100.0%	$1,451	$17.67	Harris Teeter	N/A
Tramway Crossing	Sanford, NC	100%	Sanford, NC	1996	62,382	100.0%	$739	$11.85	Food Lion	N/A
Windsor Center	Dallas, NC	100%	Charlotte-Concord-Gastonia, NC-SC	1974 / 1996	80,540	98.3%	$756	$9.55	N/A	Southern States Cooperative; Desirable Dynamics; CVS
Plaza 23	Pompton Plains, NJ	100%	New York-Newark-Jersey City, NY-NJ-PA	1963 / 1997	169,478	100.0%	$4,230	$24.96	Super Stop & Shop	T.J.Maxx; HomeGoods
Coronado Center	Santa Fe, NM	100%	Santa Fe, NM	1964	116,005	100.0%	$2,016	$17.38	Trader Joe's	New Mexico Bike N Sport; Party City; Empire Sushi Buffet; Dollar Tree
Pavilions at San Mateo	Albuquerque, NM	100%	Albuquerque, NM	1997	148,749	98.0%	$2,471	$16.95	Walmart Neighborhood Market	Shoe Dept.; Old Navy; Boofys Best for Pets; Dollar Tree
Plaza Farmington	Farmington, NM	100%	Farmington, NM	2004	139,063	100.0%	$1,458	$10.48	Safeway	T.J.Maxx; Best Buy; Petco
Crossroads Towne Center	North Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2007	148,719	91.9%	$4,303	$31.48	Walmart (shadow)	Planet Fitness; Salon Boutique
Green Valley Plaza	Henderson, NV	100%	Las Vegas-Henderson-Paradise, NV	1978 / 1982	89,332	100.0%	$1,973	$22.09	Trader Joe's	Dollar Tree; Big 5 Sporting Goods

Phillips Edison & Company	52

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Rainbow Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1989 / 2019	144,845	100.0%	$2,508	$17.31	Albertsons	Home Depot (shadow); Ross Dress for Less
Southwest Marketplace	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	2008	127,852	100.0%	$2,826	$22.10	Smith's	N/A
Sprouts Plaza	Las Vegas, NV	100%	Las Vegas-Henderson-Paradise, NV	1995 / 2019	112,580	98.8%	$2,096	$18.84	Sprouts Farmers Market	Home Depot (shadow); Goodwill; Advance Auto Parts
University Plaza	Amherst, NY	100%	Buffalo-Cheektowaga, NY	1980 / 1999	163,388	98.5%	$1,865	$11.58	Tops Markets	Amherst Theatre; DaVita Dialysis; NAPA Auto Parts
Beavercreek Towne Center	Beavercreek, OH	100%	Dayton-Kettering, OH	1994	366,767	99.5%	$3,605	$9.88	Fresh Thyme	Lowe's; Kohl's; Ashley Furniture HomeStore; T.J.Maxx; JOANN; Shoe Carnival
East Side Square	Springfield, OH	100%	Springfield, OH	2007	8,400	100.0%	$155	$18.40	Walmart (shadow)	N/A
Fairfield Crossing	Beavercreek, OH	100%	Dayton-Kettering, OH	1994	71,170	96.9%	$1,305	$18.93	Walmart (shadow)	Office Depot; Pet Supplies Plus
Fairlawn Town Centre	Fairlawn, OH	100%	Akron, OH	1962 / 1996	339,067	96.2%	$4,488	$13.76	Giant Eagle; Marc's	U.S. Post Office; Ashley Furniture HomeStore; HomeGoods; Lucky Shoes; Chuck E. Cheese; Pet Supplies Plus
Flag City Station	Findlay, OH	100%	Findlay, OH	1992	250,449	100.0%	$1,462	$5.84	Walmart	T.J.Maxx; PetSmart
Forest Park Square	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1988	92,824	100.0%	$1,006	$10.84	Kroger	N/A
Georgesville Square	Columbus, OH	14%	Columbus, OH	1996	270,045	100.0%	$2,479	$9.18	Kroger	Lowe's
Glenwood Crossing	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1999	101,021	100.0%	$749	$7.41	Kroger	Dollar Tree
Goshen Station	Goshen, OH	100%	Cincinnati, OH-KY-IN	1973 / 2003	53,802	100.0%	$584	$10.85	Kroger	N/A
Hartville Centre	Hartville, OH	100%	Canton-Massillon, OH	1988 / 2008	106,051	99.0%	$1,292	$12.31	Giant Eagle	N/A
Harvest Plaza	Akron, OH	100%	Akron, OH	1974 / 2000	75,866	100.0%	$758	$9.99	Giant Eagle	N/A
Lakewood City Center	Lakewood, OH	100%	Cleveland-Elyria, OH	1991	67,280	100.0%	$1,164	$17.30	Marc's	Pet Supplies Plus
Monfort Heights	Cincinnati, OH	100%	Cincinnati, OH-KY-IN	1987	54,920	100.0%	$505	$9.20	Kroger	N/A
Sheffield Crossing	Sheffield Village, OH	100%	Cleveland-Elyria, OH	1989	113,688	100.0%	$1,559	$13.71	Giant Eagle	N/A
Shoregate Town Center	Willowick, OH	100%	Cleveland-Elyria, OH	1958 / 2005	283,431	99.2%	$2,787	$9.92	Giant Eagle; Marc's	Goodwill; Planet Fitness; Ace Hardware; Dollar General; Pet Supplies Plus
Sidney Towne Center	Sidney, OH	100%	Sidney, OH	1981 / 2007	115,776	100.0%	$606	$5.24	Kroger	N/A

Phillips Edison & Company	53

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Snow View Plaza	Parma, OH	100%	Cleveland-Elyria, OH	1981	97,147	95.9%	$1,281	$13.75	Giant Eagle	Kumo Japanese
Sulphur Grove	Huber Heights, OH	100%	Dayton-Kettering, OH	2004	19,570	100.0%	$327	$16.73	Walmart (shadow)	N/A
Trader Joe's Center	Dublin, OH	100%	Columbus, OH	1986	75,506	96.3%	$1,375	$18.92	Trader Joe's	N/A
East Burnside Plaza	Portland, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1955 / 1999	38,363	97.1%	$729	$19.57	Quality Food Centers	N/A
Highland Fair	Gresham, OR	100%	Portland-Vancouver-Hillsboro, OR-WA	1984 / 1999	72,195	100.0%	$1,028	$14.24	Safeway	N/A
Hilfiker Shopping Center	Salem, OR	100%	Salem, OR	1984 / 2011	38,558	76.5%	$624	$21.14	Trader Joe's	Petco
Sunset Shopping Center	Corvallis, OR	100%	Corvallis, OR	1998	164,796	94.7%	$2,279	$14.60	Safeway	BI-MART; The Car Pool Car Wash
Edgewood Towne Center	Edgewood, PA	100%	Pittsburgh, PA	1990	342,610	96.1%	$4,066	$12.35	Giant Eagle	Giant Eagle; Planet Fitness; Aaron's; BioLife Plasma Services; Citi Trends; Fox Beauty Supply
Fairview Plaza	New Cumberland, PA	100%	York-Hanover, PA	1992 / 1999	71,979	97.8%	$973	$13.81	Giant	N/A
Northtowne Square	Gibsonia, PA	14%	Pittsburgh, PA	1993	113,372	100.0%	$1,060	$9.35	Giant Eagle	N/A
Palmer Town Center	Easton, PA	100%	Allentown-Bethlehem-Easton, PA-NJ	2005	153,085	100.0%	$2,744	$17.92	Giant	Marshalls
Townfair Center	Indiana, PA	100%	Indiana, PA	1995 / 2010	218,610	100.0%	$2,124	$9.72	Giant Eagle	Lowe's; Michaels
Yorktown Centre	Millcreek Township, PA	100%	Erie, PA	1989 / 2013	198,418	98.3%	$2,137	$10.96	Giant Eagle	Saint Vincent Hospital; A Bridge to Independence
Centerpoint	Easley, SC	100%	Greenville-Anderson, SC	2002	72,287	100.0%	$924	$12.78	Publix	N/A
Hampton Village	Taylors, SC	100%	Greenville-Anderson, SC	1959 / 1998	133,688	96.7%	$1,610	$12.46	Publix	Burkes Outlet
Murray Landing	Columbia, SC	100%	Columbia, SC	2003	68,798	100.0%	$1,060	$15.41	Publix	N/A
North Pointe Plaza	North Charleston, SC	100%	Charleston-North Charleston, SC	1996	373,520	99.6%	$2,617	$7.03	Walmart	Carpet To Go Flooring; Dollar Tree; Atlantic Bedding & Furniture; Petco; City Gear
Palmetto Pavilion	North Charleston, SC	100%	Charleston-North Charleston, SC	2003	66,428	100.0%	$1,004	$15.12	Publix	N/A
Stockbridge Commons	Fort Mill, SC	14%	Charlotte-Concord-Gastonia, NC-SC	2003 / 2012	99,473	98.8%	$1,713	$17.43	Harris Teeter	N/A
Summerville Galleria	Summerville, SC	100%	Charleston-North Charleston, SC	1989 / 2003	106,390	100.0%	$1,473	$13.85	Food Lion	N/A

Phillips Edison & Company	54

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
The Fresh Market Commons	Pawleys Island, SC	100%	Georgetown, SC	2011	32,325	100.0%	$683	$21.12	The Fresh Market	N/A
Hamilton Village	Chattanooga, TN	100%	Chattanooga, TN-GA	1989	429,325	100.0%	$3,326	$7.75	Walmart; ALDI	Urban Air Adventure Park; Gabe's; Big Lots; JOANN; Boot Barn
Hickory Plaza	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	1974 / 1986	72,136	100.0%	$873	$12.10	Kroger	N/A
Lynnwood Place	Jackson, TN	100%	Jackson, TN	1986 / 2013	96,666	95.4%	$874	$9.47	Kroger	Fitness 1440
Providence Commons	Mt. Juliet, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2009	110,137	88.8%	$1,778	$18.17	Publix	N/A
Willowbrook Commons	Nashville, TN	100%	Nashville-Davidson--Murfreesboro--Franklin, TN	2005	93,600	100.0%	$985	$10.52	Kroger	N/A
Cinco Ranch at Market Center	Katy, TX	100%	Houston-The Woodlands-Sugar Land, TX	2007 / 2008	104,794	100.0%	$2,215	$21.13	Super Target (shadow)	HomeGoods; Michaels; OfficeMax
Commerce Square	Brownwood, TX	100%	Brownwood, TX	1969 / 2007	162,393	92.7%	$1,438	$9.56	ALDI	T.J.Maxx; Burkes Outlet; Boot Barn Western and Work Wear; Harbor Freight Tools
Coppell Market Center	Coppell, TX	100%	Dallas-Fort Worth-Arlington, TX	2008	90,225	97.8%	$1,568	$17.77	Market Street United	N/A
Hickory Creek Plaza	Denton, TX	100%	Dallas-Fort Worth-Arlington, TX	2007	28,132	88.6%	$635	$25.47	Kroger (shadow)	N/A
Kirkwood Market Place	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1979 / 2008	80,220	100.0%	$1,599	$19.93	Sprouts Farmers Market	N/A
Kleinwood Center	Spring, TX	100%	Houston-The Woodlands-Sugar Land, TX	2003	152,900	100.0%	$3,217	$21.04	H-E-B	N/A
Mansfield Market Center	Mansfield, TX	100%	Dallas-Fort Worth-Arlington, TX	2015	55,400	100.0%	$1,389	$25.07	Sprouts Farmers Market	N/A
Mayfair Village	Hurst, TX	100%	Dallas-Fort Worth-Arlington, TX	1981 / 2004	230,234	98.4%	$2,683	$11.85	Tom Thumb	Ollie's Bargain Outlet; Burkes Outlet; Planet Fitness
McKinney Market Street	Mckinney, TX	100%	Dallas-Fort Worth-Arlington, TX	2003	96,830	100.0%	$2,036	$21.03	Market Street United	N/A
Murphy Marketplace	Murphy, TX	100%	Dallas-Fort Worth-Arlington, TX	2008 / 2015	227,203	100.0%	$5,237	$23.05	Sprouts Farmers Market	24 Hour Fitness; Michaels
Northpark Village	Lubbock, TX	100%	Lubbock, TX	1990	70,479	100.0%	$778	$11.04	United Supermarkets	N/A
Oak Meadows Marketplace	Georgetown, TX	100%	Austin-Round Rock-Georgetown, TX	2018	78,841	98.1%	$1,543	$19.94	Randalls	N/A

Phillips Edison & Company	55

Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
Plano Market Street	Plano, TX	100%	Dallas-Fort Worth-Arlington, TX	2009	166,978	98.1%	$3,629	$22.15	Market Street United	Toni & Guy Academy
Seville Commons	Arlington, TX	100%	Dallas-Fort Worth-Arlington, TX	1987	112,421	100.0%	$1,669	$14.84	Walmart Neighborhood Market	N/A
Spring Cypress Village	Houston, TX	100%	Houston-The Woodlands-Sugar Land, TX	1982 / 2007	102,758	96.7%	$1,970	$19.81	Sprouts Farmers Market	Spec's Liquor; Lumiere Nail Studios & Salon Park
Stone Gate Plaza	Crowley, TX	100%	Dallas-Fort Worth-Arlington, TX	2003	90,675	100.0%	$1,083	$11.94	Kroger	N/A
Suntree Square	Southlake, TX	100%	Dallas-Fort Worth-Arlington, TX	2000	99,269	95.9%	$1,502	$15.77	Tom Thumb	N/A
Towne Crossing Shopping Center	Mesquite, TX	100%	Dallas-Fort Worth-Arlington, TX	1984	165,419	99.5%	$2,112	$12.82	Kroger	WSS; Citi Trends; Kids Empire; CSL Plasma
Hillside - West	Hillside, UT	100%	Salt Lake City, UT	2006	14,550	100.0%	$451	$30.97	N/A	Walgreens
Ashburn Farm Market Center	Ashburn, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2000	91,905	97.6%	$2,659	$29.66	Giant	N/A
Birdneck Shopping Center	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	1987	65,554	100.0%	$616	$9.40	Food Lion	N/A
Cascades Overlook	Sterling, VA	100%	Washington-Arlington-Alexandria, DC-VA-MD-WV	2016	150,841	94.7%	$4,270	$29.89	Harris Teeter	N/A
Courthouse Marketplace	Virginia Beach, VA	100%	Virginia Beach-Norfolk-Newport News, VA-NC	2005	106,863	93.8%	$1,743	$17.40	Harris Teeter	N/A
Dunlop Village	Colonial Heights, VA	100%	Richmond, VA	1987	77,315	100.0%	$784	$10.13	Food Lion	Ace Hardware
Lakeside Plaza	Salem, VA	100%	Roanoke, VA	1988	82,894	92.2%	$920	$12.04	Kroger	NAPA Auto Parts
Nordan Shopping Center	Danville, VA	100%	Danville, VA	1961 / 2002	135,358	100.0%	$1,021	$7.54	Walmart Neighborhood Market	Big Lots; It's Fashion Metro; One Stop; Dept. of Social Services
Statler Square	Staunton, VA	100%	Staunton, VA	1989	134,660	96.0%	$1,220	$9.44	Kroger	Staples; Petco
Staunton Plaza	Staunton, VA	100%	Staunton, VA	2006	80,266	100.0%	$1,459	$18.18	Martin's	N/A
Stonewall Plaza	Winchester, VA	100%	Winchester, VA-WV	2007	118,584	87.9%	$2,315	$22.21	Martin's	Dollar Tree
Village at Waterford	Midlothian, VA	100%	Richmond, VA	1991	78,611	100.0%	$825	$10.50	Food Lion	N/A
Waynesboro Plaza	Waynesboro, VA	100%	Staunton, VA	2005	76,534	100.0%	$1,363	$17.81	Martin's	N/A
Winchester Gateway	Winchester, VA	100%	Winchester, VA-WV	2006	163,585	95.4%	$3,030	$19.42	Martin's	East Coast Gymnastics and Cheer
Claremont Village	Everett, WA	100%	Seattle-Tacoma-Bellevue, WA	1994 / 2012	86,497	100.0%	$1,516	$17.53	Quality Food Centers	Ace Hardware

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Property List Unaudited, dollars in thousands (excluding per square foot amounts; statistics for properties owned through our unconsolidated joint venture have not been prorated)

Property Name	Location	Ownership Percentage	CBSA	Year Constructed/ Renovated	GLA	% Leased	ABR	ABR PSF	Grocery Anchor	Additional Anchors
The Orchards	Yakima, WA	100%	Yakima, WA	2002	86,407	98.0%	$1,295	$15.30	Rosauers Supermarkets	N/A
Fairacres Shopping Center	Oshkosh, WI	100%	Oshkosh-Neenah, WI	1992 / 2013	85,523	100.0%	$1,010	$11.81	Pick 'n Save	O-Town Iron
Franklin Centre	Franklin, WI	100%	Milwaukee-Waukesha, WI	1994 / 2009	120,068	98.9%	$1,133	$9.54	Pick 'n Save	Galleria Furniture
Glenwood Crossings	Kenosha, WI	100%	Chicago-Naperville-Elgin, IL-IN-WI	1992	87,115	98.2%	$1,055	$12.34	Pick 'n Save	Dollar Tree
Greentree Centre	Racine, WI	100%	Racine, WI	1989 / 1994	78,011	97.9%	$1,104	$14.44	Pick 'n Save	N/A
Kohl's Onalaska	Onalaska, WI	100%	La Crosse-Onalaska, WI-MN	1992 / 1993	86,432	100.0%	$581	$6.72	N/A	Kohl's
Market Place at Pabst Farms	Oconomowoc, WI	100%	Milwaukee-Waukesha, WI	2005	109,438	98.7%	$2,066	$19.13	Metro Market	N/A
Point Loomis	Milwaukee, WI	100%	Milwaukee-Waukesha, WI	1965 / 1991	167,533	100.0%	$1,063	$6.34	Pick 'n Save	Kohl's
Village Center	Racine, WI	100%	Racine, WI	2002 / 2003	240,847	100.0%	$2,795	$11.60	Festival Foods	Kohl's; Ulta
Village Square of Delafield	Delafield, WI	100%	Milwaukee-Waukesha, WI	2007	81,639	95.3%	$1,238	$15.91	Pick 'n Save	N/A

Total					33,590,809	97.8%	$480,664	$14.62

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ADDITIONAL DISCLOSURES
Quarter Ended June 30, 2023

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Earnings Guidance Unaudited, in thousands (excluding per share amounts)
The following guidance is based upon PECO’s current view of existing market conditions and assumptions for the year ending December 31, 2023. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under "Forward-Looking Statements" below.

	2Q YTD	2023E
	Six months ended June 30, 2023	Updated	Previous

Net Income / Share	$0.26	$0.51 - $0.55	$0.47 - $0.52

Nareit FFO / Share	$1.15	$2.27 - $2.32	$2.23 - $2.29

Core FFO/ Share	$1.18	$2.30 - $2.36	$2.28 - $2.34

Same-Center NOI Growth(1)	5.1%	3.75% - 4.50%	3.00% - 4.00%

Portfolio Activity
Acquisition activity, net	$72,400	$200,000 - $300,000	$200,000 - $300,000
Development and redevelopment spend	$20,444	$35,000 - $45,000	$50,000 -$60,000

Other
Interest expense, net	$40,141	$85,000 - $90,000	$85,000 - $90,000
G&A expense	$23,219	$44,000 - $48,000	$44,000 - $48,000
Non-cash revenue items(2)	$8,314	$16,000 - $19,000	$14,000 - $19,000
Adjustments for uncollectibility	$1,313	$3,000 - $4,000	$3,500 - $4,500

		2023E
		Lower Range	Upper Range

Reconciliation
Net income		$0.51	$0.55
Depreciation and amortization of real estate assets		1.74	1.75
Adjustments related to unconsolidated joint ventures		0.02	0.02
Nareit FFO per common share		$2.27	$2.32
Depreciation and amortization of corporate assets		0.01	0.02
Transaction costs and other		0.02	0.02
Core FFO per common share		$2.30	$2.36
1)The Company does not provide a reconciliation for Same-Center NOI estimates on a forward-looking basis because it is unable to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to our results without unreasonable effort.
2)Represents straight-line rental income and net amortization of above- and below-market leases.

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Components of Net Asset Value Unaudited, dollars and shares in thousands

	Three Months Ended June 30, 2023	Supplement Page		As of June 30, 2023	Supplement Page

NOI FOR REAL ESTATE INVESTMENTS(1)	$102,611	20	OTHER ASSETS
			Cash and cash equivalents	$5,564	13
ADJUSTMENTS TO NOI			Restricted cash	4,352	13
NOI adjustments for Q2 acquisitions/dispositions(2)	$(136)		Accounts receivable, net	43,017	22
			Prepaid expenses and other assets	13,436	22
Quarterly impact of ABR from leases signed but not yet paying rent as of June 30, 2023	2,827		Derivative assets	25,231	22
			Investment in third parties	9,901	22
Pro rata NOI from Joint Ventures	1,025	21	Investment in marketable securities	8,502	22
			Total value of other assets	$110,003
INVESTMENT MANAGEMENT BUSINESS
Fees and management income	$2,546	14	LIABILITIES
Property operating expenses related to fees and management income	711	20	Debt obligations	$1,975,770	28
			Accounts payable and other liabilities	98,187	22
Share of joint venture income (loss) recorded in Other Income (Expense), Net	105	23	Total value of liabilities	$2,073,957

			EQUITY
			Common shares and OP units outstanding	131,577	27

			JOINT VENTURES
			Pro rata share of debt	$24,358	29

			DEVELOPMENT AND REDEVELOPMENT
			Costs incurred to date	$21,246	25
			Estimated remaining costs to be incurred	16,240	25
			Underwritten incremental unlevered yield	9%-12%	25

(1)Represents total operating revenues, adjusted to exclude non-cash revenue items and lease buyout income, less property operating expenses and real estate taxes for all real estate properties.
(2)Removes NOI related to disposed properties and adjusts NOI for acquired properties to represent a full period.

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Glossary of Terms

Term	Definition
Anchor space	A space greater than or equal to 10,000 square feet of gross leasable area (GLA).

Annualized base rent (ABR)	Refers to the monthly contractual base rent as of the end of the applicable reporting period multiplied by twelve months.

ABR Per Square Foot (PSF)	ABR divided by leased GLA. Increases in ABR PSF can be an indication of our ability to create rental rate growth in our centers, as well as an indication of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Comparable lease	Refers to a lease with consistent terms that is executed for substantially the same space that has been vacant less than twelve months.

Comparable rent spread
Calculated as the percentage increase or decrease in first-year ABR (excluding any free rent or escalations) on new, renewal, and option leases where the lease was considered a comparable lease. This metric provides an indication of our ability to generate revenue growth through leasing activity.

Cost of executing new leases	Refers to certain costs associated with new leasing, namely, tenant improvement costs and tenant concessions.

EBITDAre, and Adjusted EBITDAre (collectively, “EBITDAre metrics”)(1)
Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP before: (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains or losses from disposition of depreciable property; and (v) impairment write-downs of depreciable property. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDAre on the same basis.
To arrive at Adjusted EBITDAre, we exclude certain recurring and non-recurring items from EBITDAre, including, but not limited to: (i) changes in the fair value of the earn-out liability; (ii) other impairment charges; (iii) amortization of basis differences in our investments in our unconsolidated joint ventures; (iv) transaction and acquisition expenses; and (v) realized performance income.
We use EBITDAre and Adjusted EBITDAre as additional measures of operating performance which allow us to compare earnings independent of capital structure and evaluate debt leverage and fixed cost coverage.

Equity market capitalization	The total dollar value of all outstanding shares using the closing price for the applicable date.

Grocer health ratio	Amount of annual rent and expense recoveries paid by the Neighbor as a percentage of gross sales. Low grocer health ratios provide us with the knowledge to manage our rents effectively while seeking to ensure the financial stability of our grocery anchors.

Gross leasable area (GLA)	The total occupied and unoccupied square footage of a building that is available for Neighbors or other retailers to lease.

Inline space	A space containing less than 10,000 square feet of GLA.

Leased occupancy
Calculated as the percentage of total GLA for which a lease has been signed regardless of whether the lease has commenced or the Neighbor has taken possession. High occupancy is an indicator of demand for our spaces, which generally provides us with greater leverage during lease negotiations.

Nareit	National Association of Real Estate Investment Trusts.

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Glossary of Terms
Nareit Funds from Operations Attributable to Stockholders and OP Unit Holders (Nareit FFO), Core FFO Attributable to Stockholders and OP Unit Holders (Core FFO), and Adjusted FFO Attributable to Stockholders and OP Unit Holders (Adjusted FFO) (1)

Nareit defines Funds from Operations ("FFO") as net income (loss) computed in accordance with GAAP, excluding: (i) gains (or losses) from sales of property and gains (or losses) from change in control; (ii) depreciation and amortization related to real estate; (iii) impairment losses on real estate and impairments of in-substance real estate investments in investees that are driven by measurable decreases in the fair value of the depreciable real estate held by the unconsolidated partnerships and joint ventures; and (iv) adjustments for unconsolidated partnerships and joint ventures, calculated to reflect FFO on the same basis. We believe Nareit FFO provides insight into our operating performance as it excludes certain items that are not indicative of such performance.
Core FFO is calculated as Nareit FFO adjusted to exclude certain recurring and non-recurring items including, but not limited to: (i) depreciation and amortization of corporate assets; (ii) changes in the fair value of the earn-out liability; (iii) amortization of unconsolidated joint venture basis differences; (iv) gains or losses on the extinguishment or modification of debt and other; (v) other impairment charges; (vi) transaction and acquisition expenses; and (vii) realized performance income. Core FFO provides further insight into the sustainability of our operating performance and provides an additional measure to compare our performance across reporting periods on a consistent basis by excluding items that may cause short-term fluctuations in net income (loss).
Adjusted FFO is calculated as Core FFO adjusted to exclude: (i) straight-line rent and non-cash adjustments, such as amortization of market lease adjustments, debt discounts, deferred financing costs, and market debt adjustments; (ii) recurring capital expenditures, tenant improvement costs, and leasing commissions; (iii) non-cash share-based compensation expenses; and (iv) our prorated share of the aforementioned adjustments for our unconsolidated joint ventures. Adjusted FFO provides further insight into our portfolio performance by focusing on the revenues and expenditures directly involved in our operations and the management of our entire real estate portfolio. Recurring property-related capital expenditures are costs to maintain properties and their common areas, including new roofs, paving of parking lots, and other general upkeep items, and recurring corporate capital expenditures are primarily costs for computer software and equipment.

Neighbor	In reference to one of our tenants.

Net debt	Total debt, excluding discounts, market adjustments, and deferred financing expenses, less cash and cash equivalents.

Net debt to adjusted EBITDAre(1)
Calculated by dividing net debt by Adjusted EBITDAre (included on an annualized basis within the calculation). It provides insight into our leverage rate based on earnings and is not impacted by fluctuations in our equity price.

Net debt to total enterprise value(1)	Ratio is calculated by dividing net debt by total enterprise value. It provides insight into our capital structure and usage of debt.

Net operating income (NOI)(1)
Calculated as total operating revenues, adjusted to exclude non-cash revenue items, less property operating expenses and real estate taxes. NOI provides insight about our financial and operating performance because it provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income (loss).

Portfolio retention rate
Calculated by dividing (i) the total square feet of retained Neighbors with current period lease expirations by (ii) the total square feet of leases expiring during the period. The portfolio retention rate provides insight into our ability to retain Neighbors at our shopping centers as their leases approach expiration. Generally, the costs to retain an existing Neighbor are lower than costs to replace with a new Neighbor.

Recovery rate
Calculated by dividing (i) total recovery income by (ii) total recoverable expenses during the period. A high recovery rate is an indicator of our ability to recover certain property operating expenses and capital costs from our Neighbors.

Redevelopment
Larger scale projects that typically involve substantial demolition of a portion of the shopping center to accommodate new retailers. These projects typically are accompanied with new construction and site infrastructure costs.

Same-Center	Refers to a property, or portfolio of properties, that has been owned and operational for the entirety of each reporting period (i.e., since January 1, 2022).

Total enterprise value	Net debt plus equity market capitalization on a fully diluted basis.

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Glossary of Terms
Underwritten incremental unlevered yield	Reflects the yield we target to generate from a project upon expected stabilization and is calculated as the estimated incremental NOI for a project at stabilization divided by its estimated net project investment. The estimated incremental NOI is the difference between the estimated annualized NOI we target to generate by a project upon stabilization and the estimated annualized NOI without the planned improvements. Underwritten incremental unlevered yield does not include peripheral impacts, such as lease rollover risk or the impact on the long term value of the property upon sale or disposition. Actual incremental yields may vary from our underwritten incremental yield range based on the actual total cost to complete a project and its actual incremental NOI at stabilization.
(1)Supplemental, non-GAAP performance measures. See the "Introductory Notes" section above for more information on the limitations of non-GAAP performance measures.

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Investor Information

ANALYST COVERAGE
BofA Securities	Craig Schmidt	craig.schmidt@bofa.com
BMO Capital Markets	Juan Sanabria	Juan.sanabria@bmo.com
Compass Point Research & Trading	Floris van Dijkum	fvandijkum@compasspointllc.com
Goldman Sachs	Caitlin Burrows	caitlin.burrows@gs.com
Green Street Advisors	Paulina Rojas-Schmidt	projasschmidt@greenstreet.com
JPMorgan	Michael Mueller	michael.w.mueller@jpmorgan.com
KeyBanc	Todd Thomas	tthomas@key.com
Mizuho Securities USA	Haendel St. Juste	Haendel.St.Juste@mizuhogroup.com
Morgan Stanley	Ronald Kamdem	Ronald.Kamdem@morganstanley.com
Wells Fargo	Dori Kesten	Dori.Kesten@wellsfargo.com
Wolfe Research	Andrew Rosivach	ARosivach@wolferesearch.com

CONTACT INFORMATION

Investor Relations
Kimberly Green	Curt Siegmeyer
kgreen@phillipsedison.com	csiegmeyer@phillipsedison.com
(513) 538-4380	(513) 338-2751

Phillips Edison & Company	64